UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21539
                                                    ----------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
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               (Exact name of registrant as specified in charter)

                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
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               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                           -------------

                         Date of fiscal year end: MAY 31
                                                 -------

                     Date of reporting period: MAY 31, 2006
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                 ANNUAL REPORT
                        FOR THE YEAR ENDED MAY 31, 2006
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TABLE OF CONTENTS
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       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2006

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    5
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................   18
Statement of Operations ...................................................   19
Statements of Changes in Net Assets .......................................   20
Statement of Cash Flows ...................................................   21
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   23
Report of Independent Registered Public Accounting Firm ...................   28
Additional Information ....................................................   29
      Dividend Reinvestment Plan
      Proxy Voting Policies and Procedures
      Portfolio Holdings
      By-Law Amendments
      NYSE Certification Information
      Advisory Agreement
Board of Trustees and Officers ............................................   32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause First Trust/Four Corners Senior Floating Rate Income Fund II's (the "Fund") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Michael P. McAdams and Robert I. Bernstein of Four Corners, the Fund's sub-advisor, you will obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, personnel of the Advisor and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

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SHAREHOLDER LETTER
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       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2006

Dear Shareholders:

We are pleased to present this annual report of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") (NYSE Symbol: FCT). The Fund performed strongly during the one-year period covered by this report, benefiting from a positive market environment as well as diligent portfolio management. Well constructed sector allocations also contributed to the positive performance of the Fund. Most importantly, the Fund experienced low net asset value volatility because there were no defaults among the Fund's portfolio securities and very few distressed sales over the one-year period ended May 31, 2006.

The Fund, composed primarily of senior secured floating-rate corporate loans ("Senior Loans"), seeks to provide a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. For the twelve months ended May 31, 2006, the market continued to favor Senior Loans. A growing U.S. economy, rising short term interest rates, and strong investor demand for the Senior Loan asset class contributed to an attractive credit environment, which also benefited the Fund.

Four Corners Capital Management, LLC ("Four Corners") is a leading asset management firm that specializes in the sub-investment grade and structured finance markets. I encourage you to read the portfolio commentary found on the following pages, which includes more details about the Fund's performance and the management strategy.

We value our relationship with our shareholders and thank you for your continued confidence.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of the First Trust/Four Corners Senior Floating Rate Income Fund II July 14, 2006

MICHAEL P. MCADAMS
PRESIDENT AND CHIEF EXECUTIVE OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC CO-PORTFOLIO MANAGER, FIRST TRUST FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)

Mr. McAdams is responsible for overseeing the investment and distribution activities of Four Corners Capital Management, LLC ("Four Corners") and is Co-Portfolio Manager of FCT. He has over 26 years of experience in investment management and banking, all of which has been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC ("ICA"), from 1995 to 2001. Mr. McAdams was a founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to ICA, Mr. McAdams established the first retail senior floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE:PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company. Mr. McAdams received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams is one of the initial members of the Loan Syndication and Trading Association and was its Chairman in 2001, its Vice Chairman in 2002 and has been a Board Member since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

ROBERT I. BERNSTEIN
CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC
CO-PORTFOLIO MANAGER, FIRST TRUST FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)

Mr. Bernstein is responsible for managing the investment process of Four Corners and is Co-Portfolio Manager of FCT. He has nearly 15 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Mr. Bernstein was most recently a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed merger and acquisition transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high yield bond financings for financial sponsors and corporate issuers. He also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He also served as an infantry officer in the U.S. Marine Corps.

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                              PORTFOLIO COMMENTARY
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OVERVIEW

The First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") generated a total return of 6.03%, including market price change and distributions, for the year ended May 31, 2006 ("Fiscal 2006"). The Fund's net asset value ("NAV") total return was 8.16% over the period. During Fiscal 2006, the Fund paid distributions totaling $1.3022 per share compared to $0.905 in the prior year. Based on its May dividend, FCT paid a yield of 8.0% calculated on the Fund's share price and 7.4% based on the Fund's NAV as of May 31, 2006.

ECONOMIC AND MARKET ENVIRONMENT

Fiscal 2006 continued to be a positive environment for senior secured floating-rate loan ("Senior Loan") investing. In our opinion, the Fund benefited from three key trends that were favorable to Senior Loan investing. These trends include an attractive credit environment primarily due to a growing U.S. economy, rising short term interest rates, and strong investor demand for the Senior Loan asset class due to its appealing risk-adjusted returns relative to other investment opportunities.

Gross Domestic Product ("GDP") year after year growth as of March 31, 2006 continued to expand, averaging 3.7%. Strong corporate earnings growth during Fiscal 2006 was reflected in the GDP growth and in the credit statistics of the companies in which the Fund invested. Healthy earnings make these companies more able to service their debt. As a result, default rates and credit statistics for Senior Loans remained very favorable relative to historical averages.

The robust economy led the Federal Reserve to raise interest rates 16 consecutive times to the current level of 5.0% as of May 31, 2006, including 8 times (in the aggregate amount of 2.0%) during Fiscal 2006, in order to quell inflation fears. Aside from the impact that interest rates have on the credit statistics of companies that the Fund finances, Senior Loan managers are not concerned with interest rate risk. Rather, in rising rate environments like we have seen during the last year, Senior Loan income typically rises (with a several month lag) along with Federal Reserve rate increases. One caveat is that during the beginning of Fiscal 2006, credit spread narrowing partly offset the benefits from rising rates. Notwithstanding the modest decline in credit spreads, the Fund still increased its dividend 8 times during Fiscal 2006 and demonstrated low NAV volatility.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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Signs of a slowdown in GDP growth domestically and internationally have emerged which have, among other indicators, led some economists to predict a hiatus in Fed tightening during the upcoming fiscal year. While we acknowledge these signals and the significant rise in interest rates since 2003, we believe that the fundamental strength of the economy may result in further interest rate increases. As Brian Wesbury, First Trust's Chief Economist, has commented, "The Fed has not yet reached neutral. Call it the seventh inning. Rates should, and most likely will, continue to rise while the economy continues to grow strongly."

Inflows into the asset class during Fiscal 2006 were exceptional and occurred in tandem with the strong growth in new Senior Loan issuance reported during the year. New Senior Loan issuance rose from $248 billion in calendar year 2004 to $291 billion in calendar year 2005. Similarly, Senior Loan market liquidity as measured by trading volume grew nearly 20% year over year. Again, the demand for Senior Loans remained strong as investors perceived reduced levels of risk as a result of an improved economic environment and low levels of defaults and credit losses. The total return benefit of a floating rate asset class also supported Senior Loans. For calendar year 2005, Senior Loans generated a total return of 6.4% (S&P/LSTA Leveraged Loan Index), which compares favorably to 10-year Treasury returns of 2.3%, high yield bond returns of 2.3% (CSFB High Yield Index), and equity returns of 4.9% (S&P 500 Index) for the same period.

INVESTMENT STRATEGY AND PORTFOLIO COMPOSITION

The primary objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The investment strategy employed in managing the Fund was designed to achieve the Fund's objectives through risk minimization during the entire economic and credit cycles. In contrast, many managers of Senior Loan-based closed-end funds invest up to 20% or more of their portfolios in high yield bonds in order to boost yields in the short run. FCT is a "pure play" strategy that is generally prohibited from investing in high yield bonds, and focuses instead on Senior Loans. In some market environments, the Fund's pure play strategy will result in lower current dividends/yields than some other Senior Loan-based closed-end funds. However, we believe that our long-term thinking can result in lower NAV volatility while maintaining competitive dividends/yield and higher long-term total NAV returns.

Our strategy focuses on thorough fundamental credit analysis, broad issuer and industry diversification, and a proactive sell discipline in order to minimize risk. The Fund's portfolio is generally more heavily weighted towards industry groups that we expect to exhibit lower earnings volatility, and which we expect to provide high recoveries to senior lenders in circumstances where earnings volatility does occur. We also tend to minimize exposure to those industries that are exposed to "crosscurrents" such as changing market demand, unmanageable costs including commodities and labor/healthcare/benefit expense, undue revenue pressures, or other technical factors. For example, the Fund has always had very little exposure to the airline and automotive industries, which have performed poorly based on weak industry fundamentals as evidenced by ratings downgrades and defaults.

The Fund is broadly diversified with over 200 positions across 40 industries. At May 31, 2006, the five largest individual borrower exposures in total represented 8.7% of the Fund's portfolio. The Fund also has the flexibility to invest up to 10% of the portfolio in special situation debt investments, which are typically investments in companies that are either in default at the time of purchase or are experiencing financial difficulties. We view our ability to achieve modest gains from this sub-set of Senior Loans as opportunistic rather than obligatory, and given the growth and improvement in the economy during the year, we saw few value opportunities in this segment of the economy. On May 31, 2006, the portfolio included two special situation investments, representing 2.8% of the Fund's portfolio.

As mentioned in prior reports, the Fund is leveraged using both adjustable-rate Auction Market Preferred Shares and a revolving credit facility. The terms and conditions of the leverage provide the Fund with the ability to borrow on a floating-rate basis. Since the income generated by the Fund's Senior Loan investment portfolio is also floating-rate, the Fund is less exposed to interest rate mismatch risk than a closed-end fund with a fixed-rate investment portfolio, and investors will generally benefit from portfolio leverage regardless of short-term interest rates. At May 31, 2006, the portfolio leverage accounted for 36.6% of the Fund's total managed assets.

PERFORMANCE REVIEW

FCT generated a market price total return of 6.0%, including distributions, for Fiscal 2006. The Fund's NAV total return was 8.1% over the same period. This return exceeded the benchmark (Standard & Poor's/LSTA Leveraged Loan Index) return of 6.4%. The Fund's performance includes the beneficial impact of leverage, and the negative impact of fees, expenses and uninvested cash balances, which are not part of the benchmark return. The Fund's total distributions were $1.3022 per common share in Fiscal 2006. FCT paid a yield of 8.0% calculated on the Fund's $17.61 share price and 7.4% based on the Fund's $19.00 NAV as of May 31, 2006. Additionally, the Fund's NAV was relatively stable during the year, ranging from a high of $19.20 to a low of $18.86, a range of approximately 1.8%.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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The Fund's strong performance during the year was influenced by a number of factors. We had net gains on the portfolio (realized plus unrealized), and also benefited from favorable sector allocations. In addition to the above-mentioned underweighting of the poor performing airline and automotive industries, we were overweight in the building and development and business equipment and services industries, both of which performed well during the year. Perhaps most importantly, we had no defaults and very few distressed sales during the year, which helped keep NAV volatility low.

Despite the Fund's strong NAV performance/total return and high yield during Fiscal 2006, the Fund's market price performance was disappointing. During the year, the market price of the Fund closed as high as $17.98 (August 4, 2005) and as low as $16.55 (December 2, 2005). The Fund's closing price on May 31, 2006 was $17.61, a 1.6% decline from the Fund's closing price of $17.89 on May 31, 2005. The Fund closed the year at a 7.3% discount to its NAV.

Surprisingly, while we feel strongly that the market price performance of the Fund during the year is not in concert with the prospects for the overall Senior Loan asset class or the Fund, we do note that 14 of the 15 Senior Loan closed-end funds traded at discounts to NAV on May 31, 2006, the average of the narrower pure play group being 6.0%. FCT's market and NAV yield on May 31, 2006 (8.2% and 7.6%, respectively) compare favorably to the pure play peer group average of 8.0% and 7.5%, respectively.

On February 6, 2006, UBS initiated coverage on FCT with a `Buy' rating. Raymond James reiterated its `Highly Recommended' rating, the firm's highest rating, on February 17, 2006. On June 1, 2006, AG Edwards issued its research report with a `Buy' rating, the firm's highest rating. Other closed-end fund research analysts publish research on the Fund, but only within their specific firms.

Additionally, since the May 31, 2006 period end, the market price for the Fund has risen and subsequently returned to the price level of May 31, 2006. We believe that this swing reflects the market's uncertainty with and interpretation of Federal Reserve interest rate policy and does not reflect any fundamental aspect of the Fund's strategy, holdings or outlook.

We remain committed to long-term performance and superior client support, and we appreciate the opportunity to assist investors in meeting their investment goals.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO COMPONENTS+
MAY 31, 2006

S&P RATING BREAKDOWN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

B                                                                         10.33%
B-                                                                         4.77%
B+                                                                         26.2%
BB                                                                         9.38%
BB-                                                                       14.84%
BB+                                                                        5.34%
CCC+                                                                       1.92%
CCC                                                                        0.48%
BBB-                                                                       0.66%
BBB                                                                        1.18%
NR                                                                        21.47%
Common Stocks                                                              2.07%
Cash/Cash Equivalents                                                      1.36%

ECONOMIC SECTOR BREAKDOWN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                    31.61%
Consumer Staples                                                           6.89%
Energy                                                                     8.25%
Financials                                                                 8.49%
Health Care                                                                6.82%
Industrials                                                               13.31%
Information Technology                                                     4.95%
Materials                                                                  8.60%
Telecommunication Services                                                 1.14%
Utilities                                                                  6.51%
Common Stocks                                                              2.07%
Cash/Cash Equivalents                                                      1.36%


 + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.
NR    Not rated.
 * The percentage of Senior Loan Interests not rated includes 10.68% of Senior Loan Interests that were privately rated upon issuance. The rating agencies do not provide ongoing surveillance on the private ratings.


                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - 148.1%

      AEROSPACE & DEFENSE - 4.0%
                    AEROSPACE & DEFENSE - 4.0%
$     3,288,889     Hexcel Corp. ...........................     B2       B+      6.75%-6.94%       3/01/12      $     3,299,851
      2,960,338     Hunter Defense Holdings, Inc. ..........   NR(a)    NR(a)     8.13%-10.00%      3/10/11            2,975,139
      1,952,688     K&F Industries, Inc. ...................     B2       B+      7.03%-7.09%       11/18/12           1,967,334
        992,500     Mid-Western Aircraft
                       Systems, Inc. .......................     B1      BB-         7.32%          12/31/11           1,002,425
      2,732,484     MRO Acquisition Corp. ..................     B1       B+         7.48%          8/27/10            2,756,393
      4,230,769     Standard Aero Holdings, Inc. ...........     B2       B+      6.96%-7.35%       8/24/12            4,222,837
      3,100,000     Vought Aircraft Industries, Inc. .......    Ba3       B+         7.33%          12/22/10           3,125,832
                                                                                                                 ---------------
                    TOTAL AEROSPACE & DEFENSE                                                                         19,349,811
                                                                                                                 ---------------
      AUTO COMPONENTS - 1.8%
                    AUTO PARTS & EQUIPMENT - 1.8%
      5,000,000     Axletech International
                    Holdings, Inc. (c) .....................    Caa1      B-         11.52%         4/21/13            5,020,835
      3,418,750     TRW Automotive Inc. ....................    Ba2      BB+         6.25%          6/30/12            3,419,225
                                                                                                                 ---------------
                    TOTAL AUTO COMPONENTS                                                                              8,440,060
                                                                                                                 ---------------
      BEVERAGES - 0.2%
                    SOFT DRINKS - 0.2%
        990,000     Culligan Corp. .........................     B1       B+         7.08%          9/30/11              993,094
                                                                                                                 ---------------
                    TOTAL BEVERAGES                                                                                      993,094
                                                                                                                 ---------------
      BUILDING PRODUCTS - 3.0%
                    BUILDING PRODUCTS - 3.0%
      1,736,014     Custom Building Products ...............   NR(a)    NR(a)     7.21%-7.34%       10/20/11           1,750,480
      2,271,275     Headwaters, Inc. .......................     B1       B+         7.08%          4/30/11            2,276,006
      4,947,117     NCI Building Systems, Inc. .............    Ba2       BB         6.71%          6/18/10            4,959,485
      4,229,665     PGT Industries, Inc. ...................   NR(a)    NR(a)        8.13%          2/14/12            4,250,813
      1,000,000     South Edge, LLC ........................   NR(a)    NR(a)        7.13%          10/31/09           1,003,750
                                                                                                                 ---------------
                    TOTAL BUILDING PRODUCTS                                                                           14,240,534
                                                                                                                 ---------------
      CAPITAL MARKETS - 2.3%
                    ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
      3,982,500     LPL Holdings, Inc. .....................     B2       B       7.96%-8.23%       6/28/13            4,018,593
                                                                                                                 ---------------
                    INVESTMENT BANKING & BROKERAGE - 1.5%
      2,000,000     Ameritrade Holding Corp. ...............    Ba1       BB         6.59%          12/31/12           1,997,250
      5,000,000     NASDAQ Stock Market (The), Inc. ........    Ba3      BBB-     6.83%-7.03%       4/18/12            4,992,190
                                                                                                                 ---------------
                                                                                                                       6,989,440
                                                                                                                 ---------------
                    TOTAL CAPITAL MARKETS                                                                             11,008,033
                                                                                                                 ---------------
      CHEMICALS - 4.3%
                    COMMODITY CHEMICALS - 0.4%
        500,000     Basell USA, Inc. .......................    Ba3       B+         7.73%          8/01/13              507,292
        500,000     Basell USA, Inc. .......................    Ba3       B+         8.23%          8/01/14              507,292
        500,000     INEOS Group Ltd. .......................    Ba3       B+         7.34%          12/16/13             505,782
        500,000     INEOS Group Ltd. .......................    Ba3       B+         7.84%          12/16/14             505,782
                                                                                                                 ---------------
                                                                                                                       2,026,148
                                                                                                                 ---------------


Page 6                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      CHEMICALS - (CONTINUED)
                    DIVERSIFIED CHEMICALS - 3.9%
$     5,000,000     BCP Crystal US
                       Holdings Corp. ......................     B1      BB-         7.10%           1/26/09     $     5,050,000
      3,000,000     Brenntag Holding GmbH &
                    Company KG (c) .........................     B3       B+         11.43%          7/23/15           3,060,000
      7,000,000     Brenntag Holding GmbH &
                       Company KG ..........................     B2       B+         7.44%          12/23/13           7,070,783
      3,337,005     Huntsman International, LLC ............    Ba3      BB-         6.83%           8/16/12           3,335,440
                                                                                                                 ---------------
                                                                                                                      18,516,223
                                                                                                                 ---------------
                    TOTAL CHEMICALS                                                                                   20,542,371
                                                                                                                 ---------------
      COMMERCIAL SERVICES & SUPPLIES - 9.3%
                    DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 5.4%
        997,500     Acosta, Inc. ...........................   NR(a)    NR(a)        7.34%          12/06/12             999,994
      1,000,000     Advantage Sales &
                       Marketing Inc. ......................   NR(a)    NR(a)     7.10%-7.22%        3/29/13             997,500
      2,812,846     Affinion Group, Inc. ...................     B1       B+      7.83%-7.92%       10/17/12           2,825,152
      1,987,425     Ashtead Group PLC ......................    Ba3       BB         6.94%          11/12/09           1,996,120
      1,982,955     Clarke American Corp. ..................     B1       B+         7.92%          12/15/11           2,012,699
      6,483,750     IAP Worldwide Services, Inc. ...........     B2       B+         8.00%          12/30/12           6,524,273
      4,000,000     IAP Worldwide Services, Inc. (c) .......     B3       B-         13.00%          6/30/13           4,085,000
      2,515,436     N.E.W. Customer Service
                       Companies, Inc. .....................   NR(a)    NR(a)     7.75%-8.13%        7/01/11           2,534,302
      2,950,000     United Rentals, Inc. ...................     B2      BB-      6.83%-7.10%        2/14/11           2,962,293
        950,444     Western Inventory Service, Ltd. ........     NR       NR      7.90%-9.75%        3/31/11             952,820
                                                                                                                 ---------------
                                                                                                                      25,890,153
                                                                                                                 ---------------
                    ENVIRONMENTAL & FACILITIES SERVICES - 1.6%
      2,238,472     Duratek, Inc. ..........................     B1      BB-      7.94%-8.19%       12/16/09           2,232,876
      5,515,071     Envirocare of Utah, LLC ................   NR(a)    NR(a)        7.85%           4/13/10           5,572,521
                                                                                                                 ---------------
                                                                                                                       7,805,397
                                                                                                                 ---------------
                    OFFICE SERVICES & SUPPLIES - 2.3%
      3,215,540     Infrasource Inc. .......................    Ba3      BB-         7.73%           9/30/10           3,223,579
      3,621,078     Pike Electric, Inc. ....................   NR(a)    NR(a)     6.56%-6.63%        7/01/12           3,621,078
      4,046,667     Quanta Services Inc. ...................    Ba3      BB-      7.92%-7.93%        6/19/08           4,046,667
                                                                                                                 ---------------
                                                                                                                      10,891,324
                                                                                                                 ---------------
                    TOTAL COMMERCIAL SERVICES & SUPPLIES                                                              44,586,874
                                                                                                                 ---------------
      COMMUNICATIONS EQUIPMENT - 0.7%
                    COMMUNICATIONS EQUIPMENT - 0.7%
      2,500,000     Nortel Networks, Inc. ..................     B3       B-         7.13%           2/15/07           2,500,000
        970,370     Sorenson Communications, Inc. ..........   NR(a)    NR(a)        7.83%          11/15/12             975,829
                                                                                                                 ---------------
                    TOTAL COMMUNICATIONS EQUIPMENT                                                                     3,475,829
                                                                                                                 ---------------
      CONSTRUCTION & ENGINEERING - 0.4%
                    CONSTRUCTION & ENGINEERING - 0.4%
      2,000,000     Standard Pacific Corp. .................    Ba2       BB         6.67%           5/05/13           1,995,000
                                                                                                                 ---------------
                    TOTAL CONSTRUCTION & ENGINEERING                                                                   1,995,000
                                                                                                                 ---------------


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      CONTAINERS & PACKAGING - 4.6%
                    METAL & GLASS CONTAINERS - 1.6%
$       962,500     Captive Plastics, Inc. .................   NR(a)      B-         7.98%           8/16/11     $       969,719
      4,776,720     Owens-Illinois Group, Inc. .............     B1      BB-         6.85%           4/01/07           4,770,749
      2,082,188     Owens-Illinois Group, Inc. .............     B1      BB-         6.85%           4/01/08           2,080,461
                                                                                                                 ---------------
                                                                                                                       7,820,929
                                                                                                                 ---------------
                    PAPER PACKAGING - 3.0%
      1,180,318     Boise Cascade, LLC .....................    Ba3       BB         6.75%          10/28/11           1,184,879
      4,773,000     Graham Packaging
                       Holdings Company ....................     B2       B       6.94%-7.38%       10/07/11           4,791,891
      6,000,000     Graham Packaging
                       Holdings Company (c) ................     B3      CCC+        9.25%           4/07/12           6,102,498
      1,990,000     Pregis Corp. ...........................     B1       B+         7.23%          10/12/12           1,999,950
                                                                                                                 ---------------
                                                                                                                      14,079,218
                                                                                                                 ---------------
                    TOTAL CONTAINERS & PACKAGING                                                                      21,900,147
                                                                                                                 ---------------
      DIVERSIFIED CONSUMER SERVICES - 0.7%
                    EDUCATION SERVICES - 0.4%
      2,000,000     Education Management LLC ...............     B2       B          7.63%           5/16/13           2,002,500
                                                                                                                 ---------------
                    SPECIALIZED CONSUMER SERVICES - 0.3%
      1,506,781     Coinstar, Inc. .........................    Ba3      BB-      6.71%-6.78%        7/01/11           1,523,732
                                                                                                                 ---------------
                    TOTAL DIVERSIFIED CONSUMER SERVICES                                                                3,526,232
                                                                                                                 ---------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
                    INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
      1,980,000     Telcordia Technologies, Inc. ...........     B1       B+      7.22%-7.31%        8/17/12           1,973,401
                                                                                                                 ---------------
                    TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES                                                       1,973,401
                                                                                                                 ---------------
      ELECTRIC UTILITIES - 8.3%
                    ELECTRIC UTILITIES - 8.3%
      1,000,000     Astoria Generating Company
                       Acquisitions, LLC (c) ...............     B3       B          8.69%           8/23/13           1,013,750
        329,066     Calpine Corp.,
                       (Debtor in Possession) (g) ..........   NR(a)    NR(a)        7.23%          12/20/07             332,219
        829,787     Calpine Corp.,
                       (Debtor in Possession) (c) (g) ......   NR(a)    NR(a)        8.98%          12/20/07             848,457
        354,772     Cogentrix Delaware Holdings, Inc. ......    Ba2      BB+         6.50%           4/14/12             355,290
      7,145,528     Covanta Energy Corp. ...................     B1       B+      7.96%-8.08%        6/24/12           7,145,528
      1,919,192     LSP Gen Finance Co., LLC ...............    Ba3      BB-         6.84%           5/04/13           1,922,391
        727,279     LSP Kendall Energy, LLC ................     B1       B          6.98%          10/07/13             724,249
      6,445,741     Midwest Generation, LLC ................    Ba2      BB-      6.50%-6.86%        4/27/11           6,469,913
        997,500     Mirant North America, LLC ..............    Ba3      BB-         6.83%           1/03/13             997,500
      9,000,000     NRG Energy, Inc. .......................    Ba2      BB-         6.98%           2/01/13           9,032,346
      5,000,000     Plum Point Energy
                       Associates, LLC .....................     B1       B       7.17%-8.34%        3/14/14           5,047,915
      2,137,267     Riverside Energy Center LLC ............     B1       B          9.38%           6/24/11           2,201,385
      1,648,661     Rocky Mountain Energy
                       Center, LLC .........................     B1       B       9.38%-9.48%        6/24/11           1,698,121
      2,000,000     Wolf Hollow I, L.P. (c) ................     B2       B          9.44%          12/22/12           2,035,000
                                                                                                                 ---------------
                    TOTAL ELECTRIC UTILITIES                                                                          39,824,064
                                                                                                                 ---------------


Page 8                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      ELECTRICAL EQUIPMENT - 0.5%
                    ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
$     2,199,772     Penn Engineering &
                       Manufacturing Corp. .................     B2       B          7.23%           5/25/11     $     2,227,269
                                                                                                                 ---------------
                    TOTAL ELECTRICAL EQUIPMENT                                                                         2,227,269
                                                                                                                 ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
                    ELECTRONIC EQUIPMENT MANUFACTURERS - 0.4%
      1,911,882     VeriFone, Inc. .........................     B1      BB-         6.88%           6/30/11           1,916,662
                                                                                                                 ---------------
                    TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS                                                           1,916,662
                                                                                                                 ---------------
      ENERGY EQUIPMENT & SERVICES - 2.1%
                    OIL & GAS EQUIPMENT & SERVICES - 2.1%
      2,992,500     Key Energy Services, Inc. ..............     B1       B-      8.25%-8.40%        6/30/12           3,013,073
      6,971,774     Targa Resources, Inc. ..................    Ba3       B+      7.23%-7.47%       10/31/12           7,010,990
                                                                                                                 ---------------
                    TOTAL ENERGY EQUIPMENT & SERVICES                                                                 10,024,063
                                                                                                                 ---------------
      FOOD & STAPLES RETAILING - 3.7%
                    DRUG RETAIL - 0.8%
      3,584,913     Jean Coutu Group (PJC) (The) Inc. ......     B2      BB-         7.63%           7/30/11           3,602,339
                                                                                                                 ---------------
                    FOOD DISTRIBUTORS - 1.0%
      1,960,000     Golden State Foods Corp. ...............     B1     NR(a)        6.88%           2/25/11           1,972,250
      3,000,000     Nash Finch Company .....................     B1       B+         7.38%          11/12/10           3,015,000
                                                                                                                 ---------------
                                                                                                                       4,987,250
                                                                                                                 ---------------
                    FOOD RETAIL - 1.9%
      9,000,000     Supervalu, Inc. ........................    Ba3      BBB         7.06%           3/16/12           8,984,250
                                                                                                                 ---------------
                    TOTAL FOOD & STAPLES RETAILING                                                                    17,573,839
                                                                                                                 ---------------
      FOOD PRODUCTS - 5.8%
                    AGRICULTURAL PRODUCTS - 1.9%
      1,000,000     Del Monte Corp. ........................    Ba3       BB         6.65%           2/08/12           1,003,438
      7,000,000     Dole Food Company, Inc. ................    Ba3       B+      6.80%-8.75%        4/12/13           6,949,692
        997,500     Wm. Bolthouse Farms, Inc. ..............     B2       B+         7.37%          12/16/12           1,006,540
                                                                                                                 ---------------
                                                                                                                       8,959,670
                                                                                                                 ---------------
                    PACKAGED FOODS & MEATS - 3.9%
      7,888,348     Keystone Foods Holdings, LLC ...........   NR(a)    NR(a)     6.75%-6.88%        6/16/11           7,977,092
      8,872,406     OSI Group, LLC .........................   NR(a)    NR(a)     6.73%-6.83%        9/02/11           8,905,678
      2,000,000     THL Foods Products Company .............     B1       B+      6.67%-7.03%       11/21/10           2,006,666
                                                                                                                 ---------------
                                                                                                                      18,889,436
                                                                                                                 ---------------
                    TOTAL FOOD PRODUCTS                                                                               27,849,106
                                                                                                                 ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
                    HEALTH CARE SUPPLIES - 0.4%
      2,000,000     Angiotech Pharmaceuticals Inc. .........    Ba3       NR         6.58%           3/23/13           2,000,000
                                                                                                                 ---------------
                    TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                                                             2,000,000
                                                                                                                 ---------------
      HEALTH CARE PROVIDERS & SERVICES - 9.9%
                    HEALTH CARE FACILITIES - 0.8%
        904,182     Lifepoint Hospitals, Inc. ..............    Ba3       BB         6.91%           4/15/12             904,810
      2,952,632     Select Medical Corp. ...................     B1      BB-      6.84%-8.75%        2/24/12           2,934,998
                                                                                                                 ---------------
                                                                                                                       3,839,808
                                                                                                                 ---------------


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
                    HEALTH CARE SERVICES - 7.7%
$     5,890,201     Community Health Systems, Inc. .........    Ba3      BB-      6.85%-6.97%        8/19/11     $     5,920,877
      4,511,520     DaVita Inc. ............................     B1      BB-      6.69%-7.21%       10/05/12           4,506,819
      1,000,000     DJ Orthopedics, LLC ....................    Ba3      BB-         6.56%           4/07/13           1,000,000
      7,000,000     Fresenius Medical Care AG ..............    Ba2      BB+      6.35%-6.40%        3/31/13           6,966,253
        320,513     Matria Healthcare, Inc. ................     B1      BB-         7.44%           1/19/07             320,112
      1,000,000     Multiplan Merger Corp. .................     B2       B+         7.12%           4/12/13           1,000,417
      1,770,115     Per-Se Technologies, Inc. ..............     B1       B+      7.23%-7.35%        1/06/13           1,785,604
      1,500,000     Quintiles Transnational Corp. ..........     B1      BB-         7.08%           3/31/13           1,499,063
      2,992,500     Team Finance, LLC ......................     B2       B+      7.58%-7.69%       11/23/12           3,002,788
      6,427,819     US Oncology Holdings, Inc. .............     B1       B+      6.92%-7.50%        8/20/11           6,467,993
      4,661,491     VWR International, Inc. ................     B2       B+         7.34%           4/07/11           4,692,569
                                                                                                                 ---------------
                                                                                                                      37,162,495
                                                                                                                 ---------------
                    MANAGED HEALTH CARE - 1.4%
      4,416,325     IASIS Healthcare Corp. .................     B1       B+      7.23%-7.26%        6/22/11           4,459,570
      1,975,087     Vanguard Health Systems, Inc. ..........     B2       B          6.95%           9/23/11           1,988,666
                                                                                                                 ---------------
                                                                                                                       6,448,236
                                                                                                                 ---------------
                    TOTAL HEALTH CARE PROVIDERS & SERVICES                                                            47,450,539
                                                                                                                 ---------------
      HOTELS, RESTAURANTS & LEISURE - 8.0%
                    CASINOS & GAMING - 5.6%
      5,895,000     Boyd Gaming Corp. ......................    Ba2       BB      6.48%-6.61%        6/30/11           5,915,880
      2,979,993     CCM Merger, Inc. .......................     B1       B+      6.85%-7.21%       10/21/12           2,981,483
      3,199,063     Global Cash Access, Inc. ...............    Ba3       B+         6.84%           3/10/10           3,215,058
      6,000,000     MGM Mirage .............................    Ba2       BB         6.28%          11/22/09           5,988,000
      1,990,000     Penn National Gaming, Inc. .............    Ba3      BB-      6.73%-7.02%       10/03/12           2,001,056
      1,000,000     Pinnacle Entertainment, Inc. ...........     B1      BB-         7.09%          12/14/11           1,004,063
      6,000,000     VML US Finance, LLC ....................     B1      BB-         7.83%           5/25/13           6,020,628
                                                                                                                 ---------------
                                                                                                                      27,126,168
                                                                                                                 ---------------
                    HOTELS, RESORTS & CRUISE LINES - 1.0%
      4,765,214     OpBiz, LLC .............................     B3       B-         6.24%           8/31/10           4,622,257
                                                                                                                 ---------------
                    LEISURE FACILITIES - 1.4%
      6,823,881     American Skiing Company ................     NR       NR      9.57%-9.78%       11/24/10           6,853,735
                                                                                                                 ---------------
                    TOTAL HOTELS, RESTAURANTS & LEISURE                                                               38,602,160
                                                                                                                 ---------------
      HOUSEHOLD DURABLES - 2.7%
                    HOMEBUILDING - 2.2%
      2,038,576     Kyle Acquisition Group, LLC ............   NR(a)    NR(a)        7.06%           7/20/08           2,043,672
      2,775,964     Kyle Acquisition Group, LLC ............   NR(a)    NR(a)        7.06%           7/20/10           2,782,904
      1,000,000     Technical Olympic USA, Inc. ............   NR(a)      NR         7.75%           8/01/08           1,006,250
      5,000,000     Technical Olympic USA, Inc.,
                       (Mezzanine Debt) (c) ................   NR(a)      NR         10.25%          8/01/09           4,987,500
                                                                                                                 ---------------
                                                                                                                      10,820,326
                                                                                                                 ---------------
                    HOUSEWARES & SPECIALTIES - 0.5%
      2,288,212     Jostens IH Corp. .......................     B1       B+         7.07%          10/04/11           2,300,226
                                                                                                                 ---------------
                    TOTAL HOUSEHOLD DURABLES                                                                          13,120,552
                                                                                                                 ---------------


Page 10                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      INDUSTRIAL CONGLOMERATES - 1.2%
                    INDUSTRIAL CONGLOMERATES - 1.2%
$     2,661,429     Goodman Global Holdings, Inc. ..........     B1       B+         6.94%          12/23/11     $     2,666,972
        995,000     Mueller Group, Inc. ....................     B2       B+      7.23%-9.25%       10/03/12           1,002,284
        892,675     Rexnord Corp. ..........................     B1       B+      7.23%-7.41%       12/31/11             897,138
      1,022,758     Roller Bearing Corp. ...................   NR(a)    NR(a)     7.80%-9.50%        7/01/11           1,022,758
                                                                                                                 ---------------
                    TOTAL INDUSTRIAL CONGLOMERATES                                                                     5,589,152
                                                                                                                 ---------------
      INSURANCE - 0.8%
                    LIFE & HEALTH INSURANCE - 0.8%
      3,970,441     Conseco, Inc. ..........................    Ba3      BB-         6.83%           6/22/10           3,982,023
                                                                                                                 ---------------
                    TOTAL INSURANCE                                                                                    3,982,023
                                                                                                                 ---------------
      INTERNET SOFTWARE & SERVICES - 1.9%
                    INTERNET SOFTWARE & SERVICES - 1.9%
      8,939,962     SunGard Data Systems Inc. ..............     B1       B+         7.66%           2/11/13           8,991,367
                                                                                                                 ---------------
                    TOTAL INTERNET SOFTWARE & SERVICES                                                                 8,991,367
                                                                                                                 ---------------
      IT SERVICES - 4.9%
                    DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
      1,897,297     Fidelity National Information
                       Solutions, Inc. .....................    Ba3       BB         6.83%           3/09/13           1,899,077
        990,000     Fidelity National Information
                       Solutions, Inc. .....................    Ba3       BB         6.33%           3/09/11             989,272
                                                                                                                 ---------------
                                                                                                                       2,888,349
                                                                                                                 ---------------
                    IT CONSULTING & OTHER SERVICES - 4.3%
      3,112,642     Alion Science and
                       Technology Corp. ....................     B1       B+         7.56%           8/02/09           3,120,423
        989,899     CACI International Inc. ................    Ba2       BB      6.14%-6.58%        5/03/11             994,849
      8,910,000     DynCorp International, LLC .............     B2       B+      7.44%-7.81%        2/11/11           8,980,541
      1,000,000     iPayment, Inc. .........................   NR(a)    NR(a)     7.33%-7.34%        5/10/13           1,003,750
      1,728,889     Vertafore, Inc. ........................   NR(a)    NR(a)     7.59%-7.73%        1/31/12           1,737,533
      3,125,000     Wyle Laboratories, Inc. (c) ............   NR(a)      B-         11.63%          7/28/11           3,179,688
      1,422,900     Wyle Laboratories, Inc. ................   NR(a)      B+         7.88%           1/28/11           1,443,354
                                                                                                                 ---------------
                                                                                                                      20,460,138
                                                                                                                 ---------------
                    TOTAL IT SERVICES                                                                                 23,348,487
                                                                                                                 ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.7%
                    LEISURE PRODUCTS - 0.7%
      3,500,000     Easton-Bell Sports, Inc. ...............     B1       B+      6.81%-6.94%        3/16/12           3,505,835
                                                                                                                 ---------------
                    TOTAL LEISURE EQUIPMENT & PRODUCTS                                                                 3,505,835
                                                                                                                 ---------------
      MACHINERY - 0.5%
                    INDUSTRIAL MACHINERY - 0.5%
      1,000,000     Invensys International
                       Holdings Ltd. (c) ...................     B1       B+         9.43%          12/05/09           1,010,000
      1,182,675     Invensys International
                       Holdings Ltd. .......................    Ba3       B+         8.50%           9/05/09           1,182,675
                                                                                                                 ---------------
                    TOTAL MACHINERY                                                                                    2,192,675
                                                                                                                 ---------------


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      MEDIA - 29.5%
                    ADVERTISING - 0.4%
$     2,045,371     Adams Outdoor Advertising, L.P. ........     B1       B+      7.03%-7.21%       10/18/12     $     2,060,711
                                                                                                                 ---------------
                    BROADCASTING & CABLE TV - 18.0%
      3,930,000     Bragg Communications, Inc. .............   NR(a)      NR         7.23%           8/31/11           3,949,650
     17,380,000     Century Cable Holdings, LLC (h) ........     NR       NR         10.00%          6/30/09          16,862,215
      3,000,000     Cequel Communications, LLC .............     B1       B+         7.32%          12/05/13           2,982,321
      3,000,000     Cequel Communications, LLC .............     NR       NR         10.07%          5/05/14           2,970,000
     12,983,858     Charter Communications
                       Operating, LLC ......................     B2       B          7.76%           4/17/13          13,038,273
     11,000,000     CSC Holdings, Inc. .....................    Ba3       BB      6.67%-6.88%        3/29/13          10,990,485
      1,333,333     DIRECTV Holdings LLC ...................    Ba1       BB         6.58%           4/13/13           1,337,708
      3,500,000     LBI Media, Inc. ........................     B1       B          6.76%           5/08/12           3,500,000
      2,900,926     NEP Supershooters, L.P. ................     B1     NR(a)        8.48%           2/03/11           2,928,122
      1,000,000     NextMedia Operating, Inc. (c) ..........     B3      CCC+        9.58%          11/15/13           1,017,500
      5,963,659     PanAmSat Corp. .........................     B1      BB+         6.90%           8/20/11           6,000,932
      1,500,000     Panavision, Inc. (c) ...................     B3      CCC         12.13%          3/30/12           1,530,000
      1,000,000     Paxson Communications Corp. ............     B2      CCC+        8.32%           1/15/12           1,022,500
      2,475,000     Rainbow Media Holdings, LLC ............    Ba3      BB+         7.88%           3/31/12           2,494,077
      6,483,125     Raycom Media, Inc. .....................     NR       NR         6.50%           8/28/13           6,483,125
      9,000,000     UPC Distribution Holding B.V. ..........     B1       B          7.11%           4/28/13           9,020,889
                                                                                                                 ---------------
                                                                                                                      86,127,797
                                                                                                                 ---------------
                    MOVIES & ENTERTAINMENT - 5.5%
      4,887,750     AMC Entertainment, Inc. ................    Ba3       B+         7.22%           1/26/13           4,903,361
      1,000,000     Deluxe Entertainment Services
                       Group, Inc. .........................     B1       B          8.73%           1/28/11           1,008,750
      7,000,000     Metro-Goldwyn-Mayer
                       Holdings II, Inc. ...................   NR(a)    NR(a)        7.23%           4/08/12           7,036,750
      3,691,271     Regal Cinemas Corp. ....................    Ba3      BB-         6.48%          11/10/10           3,689,174
      9,796,513     WMG Acquisition Corp. ..................    Ba2       B+      7.09%-7.32%        3/01/11           9,824,070
                                                                                                                 ---------------
                                                                                                                      26,462,105
                                                                                                                 ---------------
                    PUBLISHING - 5.6%
      1,000,000     Caribe Information
                       Investments Inc. ....................     B1       B       7.33%-7.46%        3/31/13           1,006,250
      5,019,608     CBD Media, LLC .........................     B1       B          7.59%          12/31/09           5,076,078
        873,708     Dex Media West, Inc. ...................    Ba2       BB      6.48%-6.67%        3/09/10             871,524
      1,975,025     Media News Group, Inc. .................    Ba3       BB         6.34%          12/30/10           1,973,380
      5,000,000     Newspaper Holdings, Inc. ...............     NR       NR         6.19%           8/24/12           5,000,000
      1,916,545     Nexstar Broadcasting, Inc. .............    Ba3       B+         6.73%          10/01/12           1,918,941
      1,500,000     PBI Media, Inc. (c) ....................     B3      CCC+        11.13%          9/30/13           1,485,000
        995,000     PRIMEDIA Inc. ..........................     B2       B          7.31%           9/30/13             980,573
      6,785,661     RH Donnelley Inc. ......................    Ba3       BB      6.35%-6.72%        6/30/11           6,772,548
      1,902,628     WCP Exposition Services, LLC ...........     NR       NR         8.58%           8/29/11           1,914,519
                                                                                                                 ---------------
                                                                                                                      26,998,813
                                                                                                                 ---------------
                    TOTAL MEDIA                                                                                      141,649,426
                                                                                                                 ---------------


Page 12                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      METALS & MINING - 1.7%
                    ALUMINUM - 1.1%
$     5,015,385     Novelis Corp. ..........................    Ba2      BB-         7.38%           1/07/12     $     5,044,379
                                                                                                                 ---------------
                    DIVERSIFIED METALS & MINING - 0.6%
      2,992,500     Alpha Natural Resources, LLC ...........     B2      BB-         6.83%          10/26/12           3,001,852
                                                                                                                 ---------------
                    TOTAL METALS & MINING                                                                              8,046,231
                                                                                                                 ---------------
      MULTI-UTILITIES - 2.0%
                    MULTI-UTILITIES - 2.0%
        990,000     KGEN, LLC ..............................     B2       B          7.60%           8/05/11             995,569
      5,615,820     KGEN, LLC (c) ..........................     B3       B-         13.98%          8/05/11           5,784,295
      3,000,000     Thermal North America, Inc. ............    Ba3      BB-         6.78%          10/12/13           3,003,750
                                                                                                                 ---------------
                    TOTAL MULTI-UTILITIES                                                                              9,783,614
                                                                                                                 ---------------
      OIL, GAS & CONSUMABLE FUELS - 11.0%
                    OIL & GAS EXPLORATION & PRODUCTION - 4.0%
      5,940,000     ATP Oil & Gas Corp. ....................     NR       NR     10.41%-10.61%       4/14/10           6,081,075
      1,877,778     Mainline, L.P. .........................    Ba3      BB-         7.31%          12/17/11           1,891,861
      1,000,000     MEG Energy Corp. .......................    Ba3       BB         7.00%           4/03/13           1,005,536
      4,438,664     Plains Resources Inc. ..................    Ba2       BB         6.69%           8/12/11           4,444,212
      2,000,000     Resolute Aneth, LLC (c) ................     NR       NR         10.15%          4/13/12           2,010,000
      1,896,105     SemCrude, L.P. .........................    Ba3       B       7.16%-7.33%        3/16/11           1,896,105
      2,000,000     Venoco, Inc. (c) .......................    Caa1      B-     10.13%-10.25%       3/30/11           2,008,750
                                                                                                                 ---------------
                                                                                                                      19,337,539
                                                                                                                 ---------------
                    OIL & GAS REFINING, MARKETING & TRANSPORTATION - 7.0%
        443,889     Calumet Lubricants
                       Company, L.P. .......................     B2       B+      8.22%-8.37%       12/09/12             447,773
      4,975,000     Cheniere LNG Holdings, LLC .............     NR       BB         7.73%           8/31/12           5,010,760
      2,000,000     Coffeyville Resources, LLC (c) .........     B3       B          11.75%          7/08/13           2,053,750
      6,982,500     Eagle Rock Gas Gathering &
                       Processing, Ltd. ....................     NR       NR         7.49%          10/01/12           7,043,597
     10,982,775     El Paso Corp. ..........................     B3       B+         6.35%          11/23/09          11,034,636
        990,000     EPCO Holdings, Inc. ....................    Ba3       B+      7.08%-7.22%        8/18/10             997,602
      5,000,000     Hawkeye Renewables, LLC ................     B2       B          7.84%           1/31/12           4,978,125
      1,992,500     Regency Gas Service, LLC ...............     B1       B+         7.23%           5/30/11           1,992,500
                                                                                                                 ---------------
                                                                                                                      33,558,743
                                                                                                                 ---------------
                    TOTAL OIL, GAS & CONSUMABLE FUELS                                                                 52,896,282
                                                                                                                 ---------------
      PAPER & FOREST PRODUCTS - 3.1%
                    FOREST PRODUCTS - 3.1%
     11,221,875     Georgia-Pacific Corp. ..................    Ba2      BB-      6.88%-6.98%       12/20/12          11,236,778
      3,750,000     Georgia-Pacific Corp. (c) ..............    Ba3       B+      7.88%-8.08%       12/23/13           3,796,155
                                                                                                                 ---------------
                    TOTAL PAPER & FOREST PRODUCTS                                                                     15,032,933
                                                                                                                 ---------------
      REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.7%
                    OFFICE REITS - 1.0%
        811,111     Maguire Properties, Inc. ...............    Ba2       BB         6.83%           3/15/10             814,153
      4,000,000     Trizec Partners Real Estate, L.P. ......     NR     NR(a)        6.53%           5/02/07           3,990,000
                                                                                                                 ---------------
                                                                                                                       4,804,153
                                                                                                                 ---------------


                       See Notes to Financial Statements.                Page 13

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      REAL ESTATE INVESTMENT TRUSTS (REITS) - (CONTINUED)
                    RESIDENTIAL REITS - 0.1%
$       440,224     Lion Gables Realty, L.P. ...............    Ba2      BB+      6.82%-6.86%        9/30/06     $       440,590
                                                                                                                 ---------------
                    RETAIL REITS - 3.6%
      6,499,679     Capital Automotive, L.P. ...............    Ba1      BB+         6.78%          12/16/10           6,519,990
      9,000,000     General Growth Properties, Inc. ........    Ba2      BB+         6.34%           2/24/10           8,922,501
      2,000,000     Macerich Partnership (The), L.P. .......     NR     NR(a)        6.56%           4/26/10           2,001,666
                                                                                                                 ---------------
                                                                                                                      17,444,157
                                                                                                                 ---------------
                    TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)                                                       22,688,900
                                                                                                                 ---------------
      REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.6%
                    REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.6%
      1,839,857     CB Richard Ellis Services, Inc. ........    Ba3      BB+      6.67%-7.08%        3/31/10           1,839,857
      5,033,257     LNR Property Corp. .....................     B2       B+      8.04%-8.08%        2/03/08           5,034,042
      4,008,926     LNR Property Corp.,
                       (Mezzanine Debt) (d) (e) ............     NR       NR         9.54%           2/03/08           4,094,115
        771,226     Newkirk Master (The) L.P. ..............   NR(a)     BB+         6.83%           8/11/08             775,082
      1,000,000     November 2005 Land
                       Investors, LLC ......................     B1       BB         7.83%           5/31/11           1,003,750
      1,000,000     November 2005 Land
                       Investors, LLC (c) ..................     B2       B+         12.08%          5/30/11           1,015,000
      3,945,013     Palmdale Hills Property, LLC ...........     B1       B+      8.06%-8.26%        5/19/10           3,935,150
      4,979,987     Pivotal Promontory, LLC ................   NR(a)    NR(a)        7.84%           8/31/10           4,950,939
      1,900,000     Rhodes Companies (The), LLC ............    Ba3      BB-         8.31%          11/21/10           1,923,750
      1,500,000     Shea Capital I, LLC ....................   NR(a)    NR(a)        7.15%          10/27/11           1,496,250
        955,200     Yellowstone Development, LLC ...........   NR(a)    NR(a)        7.47%           9/30/10             955,200
                                                                                                                 ---------------
                    TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT                                                        27,023,135
                                                                                                                 ---------------
      ROAD & RAIL - 0.9%
                    TRUCKING - 0.9%
      4,414,901     Hertz (The) Corp. ......................    Ba2       BB      7.09%-7.41%       12/21/12           4,429,757
                                                                                                                 ---------------
                    TOTAL ROAD & RAIL                                                                                  4,429,757
                                                                                                                 ---------------
      SPECIALTY RETAIL - 2.9%
                    APPAREL RETAIL - 1.2%
      5,848,101     Neiman Marcus Group (The), Inc. ........     B1       B+         7.34%           4/06/13           5,890,395
                                                                                                                 ---------------
                    SPECIALTY STORES - 1.7%
      1,225,000     Dollarama Group L.P. ...................     B1       B+         7.13%          11/18/11           1,229,594
      3,794,465     Harbor Freight Tools USA, Inc. .........   NR(a)    NR(a)        6.92%           7/15/10           3,800,396
      2,992,500     TravelCenters of America, Inc. .........     B1       BB      6.44%-6.86%       12/01/11           3,008,959
                                                                                                                 ---------------
                                                                                                                       8,038,949
                                                                                                                 ---------------
                    TOTAL SPECIALTY RETAIL                                                                            13,929,344
                                                                                                                 ---------------
      TOBACCO - 0.8%
                    TOBACCO - 0.8%
        953,333     Commonwealth Brands, Inc. ..............   NR(a)    NR(a)        7.44%          12/22/12             958,100
      3,000,000     Reynolds American Inc. .................    Ba2      BB+      7.19%-7.31%        5/19/12           3,000,000
                                                                                                                 ---------------
                    TOTAL TOBACCO                                                                                      3,958,100
                                                                                                                 ---------------


Page 14                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                  BANK LOAN
   PRINCIPAL                                                      RATINGS+                           STATED          MARKET
     VALUE                         DESCRIPTIONo                MOODY'S   S&P         COUPON        MATURITY*          VALUE
---------------     ----------------------------------------   ---------------   --------------    ----------    ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS**- CONTINUED

      TRANSPORTATION INFRASTRUCTURE - 1.0%
                    MARINE PORTS & SERVICES - 1.0%
$     4,882,802     Horizon Lines Holding, LLC .............     B2       B          7.34%           7/07/11     $     4,913,320
                                                                                                                 ---------------
                    TOTAL TRANSPORTATION INFRASTRUCTURE                                                                4,913,320
                                                                                                                 ---------------
      WIRELESS TELECOMMUNICATION SERVICES - 1.4%
                    WIRELESS TELECOMMUNICATION SERVICES - 1.4%
      3,000,000     MetroPCS Wireless, Inc. ................     NR       NR         10.00%          5/31/11           3,072,501
      3,636,364     Nextel Partners, Inc. ..................    Ba2       B+         6.32%           5/31/12           3,632,575
                                                                                                                 ---------------
                    TOTAL WIRELESS TELECOMMUNICATION SERVICES                                                          6,705,076
                                                                                                                 ---------------
                    TOTAL SENIOR FLOATING RATE TERM LOAN INTERESTS** ........................................        711,285,297
                                                                                                                 ---------------
                    (Cost $710,154,442)

SENIOR FLOATING RATE NOTES - 4.8%

      FOOD & STAPLES RETAILING - 0.4%
                    FOOD DISTRIBUTORS - 0.4%
      2,100,000     Nutro Products, Inc. (f) ...............     B3      CCC         9.19%          10/15/13           2,126,250
                                                                                                                 ---------------
                    TOTAL FOOD & STAPLES RETAILING                                                                     2,126,250
                                                                                                                 ---------------

      HOTELS, RESTAURANTS & LEISURE - 0.9%
                    LEISURE FACILITIES - 0.9%
      2,000,000     HRP Myrtle Beach (f) ...................     B3       NR         9.84%           4/01/12           2,002,500
      2,000,000     Universal City Florida
                       Holding Company (f) .................     B3       B-         9.90%           5/01/10           2,065,000
                                                                                                                 ---------------
                    TOTAL HOTELS, RESTAURANTS & LEISURE                                                                4,067,500
                                                                                                                 ---------------
      HOUSEHOLD DURABLES - 0.7%
                    HOMEBUILDING - 0.7%
      3,000,000     Builders Firstsource, Inc. (c) (f) .....     B3       B-         9.42%           2/15/12           3,090,000
                                                                                                                 ---------------
                    TOTAL HOUSEHOLD DURABLES                                                                           3,090,000
                                                                                                                 ---------------
      MEDIA - 2.3%
                    BROADCASTING & CABLE TV - 2.3%
      3,000,000     EchoStar Communications
                       Corp. (f) ...........................     NR       NR         8.24%          10/01/08           3,048,750
      3,000,000     Intelsat, Ltd. (d) (f) .................     B2       B+         9.61%           1/15/12           3,041,250
      5,000,000     Paxson Communications
                       Corp. (f) ...........................     B2      CCC+        8.32%           1/15/12           4,975,000
                                                                                                                 ---------------
                    TOTAL MEDIA                                                                                       11,065,000
                                                                                                                 ---------------
      PHARMACEUTICALS - 0.5%
                    PHARMACEUTICALS - 0.5%
      2,500,000     Elan Finance PLC (d) (f) ...............     B3       B          8.34%          11/15/11           2,531,250
                                                                                                                 ---------------
                    TOTAL PHARMACEUTICALS                                                                              2,531,250
                                                                                                                 ---------------

                    TOTAL SENIOR FLOATING RATE NOTES ........................................................         22,880,000
                                                                                                                 ---------------
                    (Cost $22,536,267)


                       See Notes to Financial Statements.                Page 15

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                                                                     MARKET
     SHARES                                                                                                           VALUE
---------------                                                                                                  ---------------
CLOSED-END FUNDS - 3.3%
                    OTHER DIVERSIFIED FINANCIAL SERVICES - 3.3%
        903,900     ING Prime Rate Trust ....................................................................    $     6,372,495
      1,158,600     Van Kampen Senior Income Trust ..........................................................          9,419,418
                                                                                                                 ---------------
                                                                                                                      15,791,913
                                                                                                                 ---------------

                    TOTAL CLOSED-END FUNDS ..................................................................         15,791,913
                    (Cost $15,281,288)                                                                           ---------------

COMMON STOCKS AND RIGHTS - 0.0%
                    OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%
            690     Atkins Nutritionals Holdings - Common Stock .............................................                  0
            690     Atkins Nutritionals Holdings - Rights ...................................................                  0
                                                                                                                 ---------------

                    TOTAL COMMON STOCKS AND RIGHTS ..........................................................                  0
                    (Cost $0)                                                                                    ---------------

   PRINCIPAL
     VALUE
---------------
REPURCHASE AGREEMENT - 2.2%
(Cost $10,400,000)

$    10,400,000     Agreement with Wachovia Capital Markets, LLC, 4.95% dated 5/31/06, to be repurchased at $10,401,430 on 6/01/06, collateralized by $10,765,000 Federal
                       Home Loan Bank, 3.71% due 5/24/07 (Value $10,615,769) ................................         10,400,000
                                                                                                                 ---------------

                    TOTAL INVESTMENTS - 158.4% ..............................................................        760,357,210
                    (Cost $758,371,997) (b)

                    NET OTHER ASSETS AND LIABILITIES - (0.7)% ...............................................         (3,202,540)
                    LOAN OUTSTANDING - (36.9)% ..............................................................       (177,000,000)
                    AUCTION MARKET PREFERRED SHARES, AT LIQUIDATION VALUE - (20.8)% .........................       (100,000,000)
                                                                                                                 ---------------
                    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0% ...................................    $   480,154,670
                                                                                                                 ===============

---------------------------------------------------------------

  o All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.
(a) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.
(b)   Aggregate cost for federal income tax purposes is $761,372,370.
(c)   This issue is secured by a second lien on the issuer's assets.
(d)   This issue is unsecured.
(e)   This issue's security interest is subordinated to other debt holders.
(f) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (Note
      2E).
(g)   This borrower has filed for protection in a federal bankruptcy court.
(h) This Senior Loan Interest was purchased subsequent to the borrower's filing for protection in federal bankruptcy court and has priority over other debt holders.
  + Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.
 NR   Not Rated


Page 16                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

  * Senior Loans generally are subject to mandatory and/or optional prepayment. Prepayments of Senior Loans may occur because of mandatory prepayment conditions and because there may be significant economic incentives for a borrower to optionally prepay. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancing and prepayments result in an average maturity of the Senior Loans held in its portfolio to be approximately 18-30 months.
 ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.


                       See Notes to Financial Statements.                Page 17

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2006

ASSETS:
Investments, at value
   (Cost $758,371,997) ....................................................................................      $   760,357,210
Cash ......................................................................................................            6,321,825
Prepaid expenses ..........................................................................................               24,071
Receivables:
      Investment securities sold ..........................................................................           11,589,681
      Interest ............................................................................................            6,252,489
      Dividends ...........................................................................................               18,184
                                                                                                                 ---------------
      Total Assets ........................................................................................          784,563,460
                                                                                                                 ---------------
LIABILITIES:
Payables:
      Outstanding loan ....................................................................................          177,000,000
      Investment securities purchased .....................................................................           25,651,939
      Interest and fees due on loan .......................................................................              875,310
      Investment advisory fees ............................................................................              482,825
      Accumulated unpaid dividends on Auction Market Preferred Shares .....................................              158,828
      Audit and legal fees ................................................................................               83,766
      Administrative fees .................................................................................               32,120
      Custodian fees ......................................................................................               27,544
Accrued expenses and other liabilities ....................................................................               96,458
                                                                                                                 ---------------
     Total Liabilities ....................................................................................          204,408,790
                                                                                                                 ---------------
NET ASSETS INCLUDING AUCTION MARKET PREFERRED SHARES ......................................................      $   580,154,670
                                                                                                                 ---------------
AUCTION MARKET PREFERRED SHARES:
($0.01 par value, 4,000 shares issued with liquidation preference of $25,000 per share, unlimited number of
   Auction Market Preferred Shares has been authorized) ...................................................          100,000,000
                                                                                                                 ---------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ............................................................      $   480,154,670
                                                                                                                 ===============
NET ASSETS CONSIST OF:
Undistributed net investment income .......................................................................      $     3,032,814
Accumulated net realized loss on investments sold .........................................................           (5,206,740)
Net unrealized appreciation of investments ................................................................            1,985,213
Par value .................................................................................................              252,728
Paid-in capital ...........................................................................................          480,090,655
                                                                                                                 ---------------
     Net Assets (Applicable to Common Shareholders) .......................................................      $   480,154,670
                                                                                                                 ===============
NET ASSET VALUE, applicable to Common Shares outstanding (par value $0.01 per Common Share) ...............      $         19.00
                                                                                                                 ===============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...............           25,272,768
                                                                                                                 ===============


Page 18                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2006

INVESTMENT INCOME:
Interest ..................................................................................................      $    51,062,714
Dividends .................................................................................................              650,261
Other .....................................................................................................              463,192
                                                                                                                 ---------------
      Total investment income .............................................................................           52,176,167
                                                                                                                 ---------------
EXPENSES:
Interest and fees on outstanding loan payable .............................................................            7,850,628
Investment advisory fees ..................................................................................            5,631,454
Administration fees .......................................................................................              375,344
Auction Market Preferred Shares commission fees ...........................................................              253,934
Audit and legal fees ......................................................................................              217,038
Custodian fees ............................................................................................              113,690
Trustees' fees and expenses ...............................................................................               41,136
Other .....................................................................................................              338,581
                                                                                                                 ---------------
      Total expenses ......................................................................................           14,821,805
                                                                                                                 ---------------
NET INVESTMENT INCOME .....................................................................................           37,354,362
                                                                                                                 ---------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Realized loss on investments during the year ..............................................................           (2,617,043)
Net change in unrealized appreciation of investments during the year ......................................            3,586,095
                                                                                                                 ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...........................................................              969,052
                                                                                                                 ---------------
AUCTION MARKET PREFERRED SHARE DIVIDENDS ..................................................................           (4,043,690)
                                                                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................................      $    34,279,724
                                                                                                                 ===============


                       See Notes to Financial Statements.                Page 19

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  YEAR                YEAR
                                                                                                  ENDED               ENDED
                                                                                                5/31/2006           5/31/2005
                                                                                             ---------------     ---------------
OPERATIONS:
Net investment income ....................................................................   $    37,354,362     $    23,973,237
Net realized gain/(loss) on investments during the year ..................................        (2,617,043)            807,812
Net change in unrealized appreciation/(depreciation) of investments during the year ......         3,586,095          (1,120,791)
Distributions to Preferred Shareholders:
   Dividends paid from net investment income .............................................        (4,043,690)         (1,874,287)
                                                                                             ---------------     ---------------
Net increase in net assets resulting from operations .....................................        34,279,724          21,785,971

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Dividends paid from net investment income .............................................       (32,314,434)        (22,864,118)
   Dividends paid from net realized short-term gains .....................................          (595,765)                 --
                                                                                             ---------------     ---------------
Total distributions to shareholders ......................................................       (32,910,199)        (22,864,118)
                                                                                             ---------------     ---------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   APPLICABLE TO COMMON SHARES ...........................................................         1,369,525          (1,078,147)
                                                                                             ---------------     ---------------
CAPITAL TRANSACTIONS:
Proceeds from 42,532 shares reinvested ...................................................                --             809,437
Net proceeds from sale of 2,225,000 Common Shares ........................................                --          41,108,540
                                                                                             ---------------     ---------------
Total capital transactions ...............................................................                --          41,917,977
                                                                                             ---------------     ---------------
Net increase in net assets ...............................................................         1,369,525          40,839,830

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of year ........................................................................       478,785,145         437,945,315
                                                                                             ---------------     ---------------
End of year ..............................................................................   $   480,154,670     $   478,785,145
                                                                                             ===============     ===============
Undistributed net investment income at end of year .......................................   $     3,032,814     $       781,023
                                                                                             ===============     ===============


Page 20                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .....................................   $    34,279,724
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
 Changes in assets and liabilities:
    Increase in investments, at value* ...................................................        (6,562,392)
    Increase in dividends receivable .....................................................           (18,184)
    Increase in interest receivable ......................................................        (1,062,961)
    Increase in prepaid expenses .........................................................            (8,573)
    Decrease in receivable for investment securities sold ................................         4,919,328
    Increase in payable for investment securities purchased ..............................        11,507,777
    Increase in accumulated unpaid dividends on Auction Market Preferred Shares ..........            36,524
    Increase in interest and fees due on loan ............................................           330,355
    Decrease in investment advisory fees payable .........................................            (1,572)
    Increase in audit and legal fees payable .............................................                12
    Decrease in administrative fees payable ..............................................               (84)
    Increase in custodian fees payable ...................................................            17,426
    Decrease in Trustees' fees and expenses payable ......................................            (9,463)
    Decrease in accrued expenses and other liabilities ...................................          (112,383)
                                                                                             ---------------
CASH PROVIDED BY OPERATING ACTIVITIES ....................................................                       $    43,315,534

CASH FLOWS FROM FINANCING ACTIVITIES:
    Distributions to Common Shareholders from net investment income and net
       realized short-term gains .........................................................       (32,910,199)
    Issuance of loan .....................................................................        73,000,000
    Repayment of loan ....................................................................       (83,000,000)
                                                                                             ---------------
CASH USED BY FINANCING ACTIVITIES ........................................................                           (42,910,199)
                                                                                                                 ---------------
Increase in cash .........................................................................                               405,335
Cash at beginning of year ................................................................                             5,916,490
                                                                                                                 ---------------
CASH AT END OF YEAR ......................................................................                       $     6,321,825
                                                                                                                 ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during the year for interest ...............................................                       $     7,520,273

--------------------------------------------------------------------------------
* Includes net change in unrealized appreciation on investments of $3,586,095.


                       See Notes to Financial Statements.                Page 21

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEAR                YEAR               PERIOD
                                                                              ENDED               ENDED               ENDED
                                                                            5/31/2006           5/31/2005          5/31/2004*
                                                                         ---------------     ---------------     ---------------
Net asset value, beginning of period .................................   $         18.94     $         19.04     $         19.10
                                                                         ---------------     ---------------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .........................................              1.48                0.95               (0.00)#
Net realized and unrealized gain/(loss) on investments ...............              0.04               (0.02)              (0.02)
Distributions paid to AMP*** Shareholders:
    Dividends paid from net investment income ........................             (0.16)              (0.07)                 --
                                                                         ---------------     ---------------     ---------------
Total from investment operations .....................................              1.36                0.86               (0.02)
                                                                         ---------------     ---------------     ---------------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS:
    Dividends paid from net investment income ........................             (1.28)              (0.91)                 --
    Dividends paid from net realized short-term gains ................             (0.02)                 --                  --
                                                                         ---------------     ---------------     ---------------
Total distributions to Common Shareholders ...........................             (1.30)              (0.91)                 --
                                                                         ---------------     ---------------     ---------------
Dilutive impact from the offering of AMP Shares++ ....................                --               (0.05)                 --
                                                                         ---------------     ---------------     ---------------
Common Share offering costs charged to paid-in capital ...............                --                  --               (0.04)
                                                                         ---------------     ---------------     ---------------
Net asset value, end of period .......................................   $         19.00     $         18.94     $         19.04
                                                                         ===============     ===============     ===============
Market value, end of period ..........................................   $         17.61     $         17.89     $         20.01
                                                                         ===============     ===============     ===============
TOTAL RETURN BASED ON NET ASSET VALUE (A)+ ...........................              8.06%               4.38%              (0.31)%
                                                                         ===============     ===============     ===============
TOTAL RETURN BASED ON MARKET VALUE (B)+ ..............................              6.03%              (6.20)%              0.05%
                                                                         ===============     ===============     ===============

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:
Ratio of total expenses to average net assets excluding interest
    expense ..........................................................              1.45%               1.30%               1.44%**
Ratio of total expenses to average net assets ........................              3.08%               2.02%                 --
Ratio of net investment income/(loss) to average net assets ..........              7.77%               5.01%              (0.76)%**
Ratio of net investment income to average net assets
    net of AMP dividends (f) .........................................              6.93%               4.59%                N/A

SUPPLEMENTAL DATA:
Portfolio turnover rate ..............................................                81%                115%                  0%
Net assets, end of period (in 000's) .................................   $       480,155     $       478,785     $       437,945

----------------------------------------------------------------------

Ratio of total expenses to total average Managed Assets excluding
    interest expense .................................................              0.93%               0.92%               1.44%**
Ratio of total expenses to total average Managed Assets ..............              1.97%               1.43%                N/A

SENIOR SECURITIES:
Total AMP Shares Outstanding .........................................             4,000               4,000                 N/A
Liquidation and market value per AMP share (c) .......................   $        25,040     $        25,031                 N/A
Asset coverage per share (d) .........................................   $       189,289     $       191,446                 N/A
Loan outstanding (in 000's) ..........................................   $       177,000     $       187,000                 N/A
Asset coverage per $1,000 of loan outstanding (e) ....................   $         4,278     $         4,095                 N/A

----------------------------------------------------------------------

*     The Fund commenced operations on May 18, 2004.
**    Annualized.
***   Auction Market Preferred Shares.
#     Amount represents less than $0.01 per Common Share.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.
(c)   Includes accumulated and unpaid distributions to AMP Shareholders.
(d) Calculated by subtracting the Fund's total liabilities (not including the AMP Shares and loan outstanding) from the Fund's total assets, and dividing by the number of AMP Shares outstanding.
(e) Calculated by subtracting the Fund's total liabilities (not including the AMP Shares and loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.
(f) The net investment income ratio reflects income net of operating expenses and distributions to AMP Shareholders.
+     Total return is not annualized for periods less than one year.
++ The expenses associated with the offering of the AMP Shares had a $(0.05) impact on the Common Share NAV. N/A Not Applicable


Page 22                See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

                               1. FUND DESCRIPTION

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets less any accrued liabilities. The NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Total Assets (the value of securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received), and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the Custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded loan commitments of approximately $6,328,405 as of May 31, 2006. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation of $20,500 from these commitments is included in "Accrued expenses and other liabilities" on the Statement of Assets and Liabilities.

E. RESTRICTED SECURITIES:

The Fund may invest a portion of its assets in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. The Fund currently holds the restricted securities shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation section (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                              CARRYING COST
                                                             CARRYING VALUE     PER SHARE        5/31/06
                                                               PER SHARE      AT ACQUISITION      MARKET
                                ACQUISITION    PRINCIPAL        5/31/06            DATE           VALUE          % OF
SECURITY                           DATE          VALUE        (RESTRICTED)     (RESTRICTED)    (RESTRICTED)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Builders Firstsource, Inc.         2/8/05      $3,000,000       $103.00          $100.00        $3,090,000      0.64%
EchoStar Communications Corp.      5/8/06       3,000,000        101.63           102.06         3,048,750      0.63%
Elan Finance PLC                   3/2/05       1,500,000        101.25            86.50         1,518,750      0.32%
Elan Finance PLC                  3/31/05       1,000,000        101.25            75.75         1,012,500      0.21%
HRP Myrtle Beach                  3/23/06       2,000,000        100.13           100.00         2,002,500      0.42%
Intelsat, Ltd.                    2/14/05       3,000,000        101.38           103.50         3,041,250      0.63%
Nutro Products, Inc.              4/13/06         100,000        101.25           100.00           101,250      0.02%
Nutro Products, Inc.              4/13/06       1,000,000        101.25           102.50         1,012,500      0.21%
Nutro Products, Inc.              4/18/06       1,000,000        101.25           102.25         1,012,500      0.21%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

                                                                               CARRYING COST
                                                             CARRYING VALUE     PER SHARE        5/31/06
                                                               PER SHARE      AT ACQUISITION      MARKET
                                ACQUISITION    PRINCIPAL        5/31/06            DATE           VALUE          % OF
SECURITY                           DATE          VALUE        (RESTRICTED)     (RESTRICTED)    (RESTRICTED)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp.      12/19/04     $  5,000,000      $ 99.50          $100.00       $  4,975,000     1.04%
Universal City Florida
  Holding Company                  4/3/06        2,000,000       103.25           102.00          2,065,000     0.43%
                                              ------------                                     ------------   ----------
                                              $ 22,600,000                                     $ 22,880,000     4.76%
                                              ============                                     ============   ==========

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Auction Market Preferred Shares ("AMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended May 31, 2006, resulting in book and tax accounting differences have been reclassified at year end to reflect an increase in undistributed net investment income by $1,255,553 and an increase in accumulated net realized loss on investments sold by $1,255,553. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 is as follows:

                                                       2006           2005
                                                    ------------   -------------
Distributions paid from:
Ordinary Income..................................   $ 36,953,889   $  24,738,405

As of May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income....................   $   3,191,642
Net Unrealized Appreciation......................   $     914,840

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

As of May 31, 2006, the Fund had a capital loss carryforward for federal income tax purposes of $4,136,367, expiring on May 31, 2014.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. COMMON SHARE ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund's estimated share of Common Share offering costs, $89,000, was recorded as a reduction of the proceeds from the sale of Common Shares during the year ended May 31, 2005.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage, L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

Four Corners serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of their affiliates ("Disinterested Trustees") an annual retainer of $10,000, which includes compensation for all board and committee meetings. Until December 31, 2005, additional fees of $1,000 and $500 were paid to Disinterested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by the funds in the First Trust fund complex that participated in that particular meeting and were not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2006, the Disinterested Trustees are no longer paid additional fees for special board meetings and non-regular committee meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended May 31, 2006, aggregated amounts were $615,215,951 and $625,350,931, respectively.

As of May 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,636,751 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,721,911.

                                5. COMMON SHARES

As of May 31, 2006, 25,272,768 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares have been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                YEAR ENDED             YEAR ENDED
                                               MAY 31, 2006           MAY 31, 2005
                                            -----------------  --------------------------
                                             SHARES    AMOUNT    SHARES        AMOUNT
                                            -------   -------  ----------   -------------
Proceeds from shares sold ................       --   $    --   2,225,000   $  42,497,500
Issued as reinvestment of dividends
  under the Dividend Reinvestment Plan ...       --        --      42,532         809,437
Offering Cost Common Shares ..............       --        --          --         (89,209)
Offering Cost AMP Shares .................       --        --          --      (1,299,751)
                                            -------   -------  ----------   -------------
                                                 --   $    --   2,267,532   $  41,917,977
                                            =======   =======  ==========   =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

                       6. AUCTION MARKET PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2006, the Fund has 2,000 Series A and 2,000 Series B Auction Market Preferred Shares ("AMP Shares") outstanding at a liquidation value of $25,000 per share. The AMP Shares offering costs of $299,751 and commissions of $1,000,000, paid directly to Lehman Brothers, were charged to capital of Common Shares for the year ended May 31, 2005.

The Fund is required to meet certain asset coverage tests with respect to the AMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the AMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMP Shares.

An auction of the Series A AMP Shares is generally held every 7 days and an auction of the Series B AMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of May 31, 2006 was 4.80% and 4.98% for the Series A 7 day and Series B 28 day auctions, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the year ended May 31, 2006, for the Series A 7 day auction were 4.82% and 3.02%, respectively, and the average dividend rate was 3.92%. The high and low annual dividend rates during the year ended May 31, 2006, for the Series B 28 day auction were 4.95% and 3.09%, respectively, and the average dividend rate was 4.05%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's AMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                          7. REVOLVING CREDIT FACILITY

On August 2, 2004, the Fund entered into a 364-Day Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. On August 1, 2005, this Credit Facility was amended to extend its expiration date to July 31, 2006. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $195,000,000. For the year ended May 31, 2006, the average amount outstanding was $170,424,658. The high and low annual interest rates during the year ended May 31, 2006, were 4.98% and 3.04%, respectively, with a weighted average interest rate of 4.05%. The annual interest rate in effect at May 31, 2006 was 4.98%. The Fund also pays additional borrowing costs, which include an administration fee of 0.02%, a program fee of 0.20% and a liquidity fee of 0.14% per year. Such expenses are included in "Interest and fees on outstanding loan payable" on the Statement of Operations.

                              8. SUBSEQUENT EVENTS

On May 22, 2006, the Fund declared a dividend of $0.1198 per share, which represents a dividend from net investment income to Common Shareholders of record June 5, 2006, payable June 15, 2006.

On June 20, 2006, the Fund declared a dividend of $0.1198 per share, which represents a dividend from net investment income to Common Shareholders of record July 6, 2006, payable July 17, 2006.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the Fund's custodian, brokers and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2006, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
July 14, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2006 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

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ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2006 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                                BY-LAW AMENDMENTS

On December 12, 2005, and again on June 12, 2006, the Board of Trustees approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of November 2, 2005, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by the Rule 30a-2 under the 1940 Act.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY CONTRACTS

The Trustees unanimously approved the continuation of the Investment Management Agreement (the "AGREEMENT") between First Trust Advisors L.P. ("FIRST TRUST") and First Trust/Four Corners Senior Floating Rate Income Fund II (the "FUND") at a meeting held on March 13, 2006. The Board of Trustees determined that the Agreement is in the best interests of the Fund and that the compensation arrangement set forth in the Agreement is fair and reasonable in light of the nature, extent and quality of the services provided by First Trust and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

To reach this determination, the Trustees considered their duties under the Investment Company Act of 1940, as amended (the "1940 ACT") as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Trustees in voting on such agreements. The Independent Trustees received advice from independent legal counsel. The Trustees also applied their business judgment to determine whether the arrangement between the Fund and First Trust was a reasonable business arrangement from the Fund's perspective as well as from the perspective of its shareholders. In reviewing such arrangement, the Board of Trustees considered factors such as the nature, quality and extent of services provided by First Trust under the Agreement and the fairness of the fee charged, whether the fee level reflects any economies of scale, and any profitability realized by First Trust under the Agreement.

The Trustees considered the nature, quality and extent of services provided by First Trust, including the overall administration of the Fund and First Trust's oversight of Four Corners Capital Management, LLC ("FOUR CORNERS"), the Fund's sub-advisor. The Board considered the experience and skills of the personnel primarily responsible for providing services to the Fund and noted the compliance program that had been developed by First Trust. In light of these considerations and their overall familiarity with First Trust, the Trustees concluded that the nature, quality and extent of services provided by First Trust to the Fund have been and are expected to remain satisfactory.

The Trustees reviewed data prepared by Lipper Inc. ("LIPPER"), an independent source, showing the management fees and expense ratios of the Fund compared to those of a peer group that included seven other closed-end loan participation funds using preferred stock leverage or debt leverage. The Trustees also considered the Fund's management fees and expense ratios as compared to a second peer group of thirteen other closed-end loan participation funds currently using preferred stock leverage or debt leverage, as selected by First Trust using data compiled by Lipper. The Trustees noted that the Fund's management fees were below the median of the Lipper peer group and above the median of the First Trust-selected peer group, and the Fund's expense ratios were in the third quintile of both peer groups. The Trustees also considered the advisory fees paid to First Trust by similar funds, and noted that First Trust did not provide

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ADDITIONAL INFORMATION - (CONTINUED)
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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2006 (UNAUDITED)

advisory services to clients other than closed-end funds with investment objectives and policies similar to the Fund. The Trustees also considered the Fund's performance for the one year and since-inception periods ended December 31, 2005 as compared to that of a relevant benchmark index and the other closed-end funds in the peer group and performance universe selected by Lipper and the peer group and performance universe selected by First Trust. The Board noted that the Fund's performance was around or above the median of both peer groups and performance universes for the one-year period and that the Fund outperformed its benchmark for both periods considered. In addition, the Trustees considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of each peer group, noting that the Fund's premium/discount was indicative of the asset class. The Trustees concluded that the Fund's performance was reasonable, particularly in light of the small number of funds managed in a similar "pure play" style, without a high yield bond component. On the basis of the information provided, the Trustees concluded that the Fund's management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by First Trust.

The Trustees noted that First Trust has continued to invest in personnel and infrastructure but had not identified any economies of scale realized by the Fund and had indicated that, because the Fund is a closed-end fund that is not issuing more shares other than pursuant to its dividend reinvestment plan, First Trust believed that any discussion of economies of scale was not meaningful. The Trustees concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Trustees also considered the costs of the services provided and profits realized by First Trust from its relationship with the Fund for the twelve months ended December 31, 2005, as set forth in the materials provided to the Board. The Trustees noted the inherent limitations in the profitability analysis, and concluded that First Trust's profitability appeared to be not unreasonable in light of the services provided to the Fund. In addition, the Trustees considered and discussed any ancillary benefits derived by First Trust from its relationship with the Fund and noted that First Trust receives no brokerage or soft dollars from the Fund and therefore the typical fall out benefits are not present. The Trustees concluded that any other fall out benefits received by First Trust or its affiliates would appear to be attenuated. Based on all of the factors considered, the Trustees concluded that it was in the best interests of the Fund to approve the continuation of the Agreement, including the fees to be charged for the services thereunder. No single factor was determinative in the Board's analysis.

At the March 13, 2006 meeting, the Trustees also approved the continuation of the Investment Sub-Advisory Agreement (the "SUB- ADVISORY AGREEMENT") among the Fund, First Trust and Four Corners, after considering the factors discussed above, as well as the following information. The Trustees considered the nature, quality and extent of services provided by Four Corners under the Sub- Advisory Agreement. They received a presentation from representatives of Four Corners. They concluded that Four Corners had managed the Fund consistent with its investment objectives and policies. The Trustees considered the sub-advisory fee rate (which is paid by First Trust out of the management fee it receives from the Fund) as compared to the sub-advisory fees of one other sub-advised loan participation fund that uses preferred stock leverage, based on data provided by Lipper, and noted that the Fund's sub-advisory fee rate was higher but within an acceptable range of the other, larger fund. The Trustees also considered information provided by Four Corners as to the fees it charges to other clients, which generally were higher than those it receives under the Sub-Advisory Agreement. The Trustees considered that Four Corners' investment services expenses are primarily fixed, and that Four Corners had added personnel in the past year to improve the quality and consistency of service and anticipated continued investments in personnel and systems. Based on the information provided, the Trustees concluded that the sub-advisory fees were reasonable. The Trustees considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund. The Trustees considered that the sub-advisory fee rate was negotiated at arm's length between First Trust and Four Corners, an unaffiliated third party, and that First Trust compensates Four Corners from its management fee. The Trustees also considered data provided by Four Corners as to the profitability of the Sub-Advisory Agreement to Four Corners, noting that the method used to allocate expenses was not a typical practice of Four Corners. The Trustees noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for First Trust was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Trustees noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners indicated that it does not receive any material fall out benefits from its relationship to the Fund. Based on all of the factors considered, the Trustees concluded that it was in the best interests of the Fund to approve the continuation of the Sub-Advisory Agreement, including the fees to be charged for the services thereunder. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

Information pertaining to the Trustees and officers* of the Fund is set forth below.

                                                                                              NUMBER OF                OTHER
                                                                                             PORTFOLIOS            TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND       TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)           IN FUND COMPLEX         DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED    DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o One year term        Physician; President,              29 portfolios              None
D.O.B. 04/51                      o 2 years served       Wheaton Orthopedics;
c/o First Trust Advisors L.P.                            Co-owner and Co-
1001 Warrenville Road                                    Director, Sports Med
Suite 300                                                Center for Fitness;
Lisle, IL 60532                                          Limited Partner,
                                                         Gundersen Real Estate
                                                         Partnership

Thomas R. Kadlec, Trustee         o One year term        Vice President and Chief           29 portfolios              None
D.O.B. 11/57                      o 2 years served       Financial Officer (1990
c/o First Trust Advisors L.P.                            to present); ADM
1001 Warrenville Road                                    Investor Services, Inc.
Suite 300                                                (Futures Commission
Lisle, IL 60532                                          Merchant); Registered
                                                         Representative (2000 to
                                                         present), Segerdahl &
                                                         Company, Inc., an NASD
                                                         member (Broker-Dealer);
                                                         President, ADM
                                                         Derivatives, Inc. (May
                                                         2005 to present)

Robert F. Keith+                  o One year term        President, Hibs                    17 portfolios              None
D.O.B. 11/56                      o 1 month served       Enterprises Financial and
c/o First Trust Advisors L.P.                            Management Consulting
1001 Warrenville Road,                                   (2003 to Present);
Suite 300                                                Aramark Service Master
Lisle, IL 60532                                          Management (2001 to
                                                         2003); President and
                                                         Chief Operating Officer,
                                                         Service Master
                                                         Management Services
                                                         (1998 to 2003)

Niel B. Nielson, Trustee          o One year term        President, Covenant                29 portfolios      Director of Good
D.O.B. 03/54                      o 2 years served       College (June 2002 to                                 News Publishers-
c/o First Trust Advisors L.P.                            present); Pastor, College                             Crossway Books;
1001 Warrenville Road                                    Church in Wheaton                                     Covenant Transport,
Suite 300                                                (1997 to June 2002)                                   Inc.
Lisle, IL 60532

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BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

                                                                                              NUMBER OF                OTHER
                                                                                             PORTFOLIOS            TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND       TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)           IN FUND COMPLEX         DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED    DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,          o One year Trustee     President, First Trust             29 portfolios           Trustee of
President, Chairman of the          term and indefinite  Advisors L.P. and First                                     Wheaton
Board and CEO                       officer term         Trust Portfolios L.P.;                                      College
D.O.B. 09/55                      o 2 years served       Chairman of the Board,
1001 Warrenville Road                                    BondWave LLC
Suite 300                                                (software development
Lisle, IL 60532                                          company/Broker-
                                                         Dealer) and Stonebridge
                                                         Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,       o Indefinite term      Chief Financial Officer,                N/A                   N/A
Controller, Chief Financial       o 2 years served       Managing Director,
Officer, Chief Accounting                                First Trust Advisors L.P.
Officer                                                  and First Trust Portfolios
D.O.B. 11/57                                             L.P.; Chief Financial
1001 Warrenville Road                                    Officer, BondWave LLC
Suite 300                                                and Stonebridge
Lisle, IL 60532                                          Advisors LLC

Susan M. Brix                     o Indefinite term      Representative, First                   N/A                   N/A
Assistant Vice President          o 2 years served       Trust Portfolios L.P.;
D.O.B. 01/60                                             Assistant Portfolio
1001 Warrenville Road                                    Manager, First Trust
Suite 300                                                Advisors L.P.
Lisle, IL 60532

Robert F. Carey, Vice             o Indefinite term      Senior Vice President,                  N/A                   N/A
President                         o 2 years served       First Trust Advisors L.P.
D.O.B. 07/63                                             and First Trust
1001 Warrenville Road                                    Portfolios L.P
Suite 300
Lisle, IL 60532

James M. Dykas                    o Indefinite term      Vice President, First                   N/A                   N/A
Assistant Treasurer               o 6 months served      Trust Advisors L.P. and
D.O.B. 01/66                                             First Trust Portfolios
1001 Warrenville Road                                    L.P. (January 2005 to
Suite 300                                                present); Executive
Lisle, IL 60532                                          Director, Van Kampen
                                                         Asset Management and
                                                         Morgan Stanley
                                                         Investment Management
                                                         (1999-2005)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2006

                                                                                              NUMBER OF                OTHER
                                                                                             PORTFOLIOS            TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND       TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)           IN FUND COMPLEX         DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED    DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary       o Indefinite term      General Counsel,                        N/A                    N/A
and Chief Compliance              o 2 years served       First Trust Advisors L.P.
Officer                                                  and First Trust
D.O.B. 05/60                                             Portfolios L.P.;
1001 Warrenville Road                                    Secretary, BondWave
Suite 300                                                LLC and Stonebridge
Lisle, IL 60532                                          Advisors LLC

Daniel J. Lindquist               o Indefinite term      Senior Vice President,                  N/A                    N/A
Vice President                    o 6 months served      First Trust Advisors L.P.
D.O.B. 02/70                                             and First Trust Portfolios
1001 Warrenville Road                                    L.P. (April 2004 to
Suite 300                                                present); Chief Operating
Lisle, IL 60532                                          Officer, Mina Capital
                                                         Management, LLC
                                                         (January 2004-April
                                                         2004); Chief Operating
                                                         Officer, Samaritan Asset
                                                         Management Services,
                                                         Inc. (April 2000-January
                                                         2004)

Kristi A. Maher                   o Indefinite term      Assistant General                       N/A                    N/A
Assistant Secretary               o 2 years served       Counsel, First Trust
D.O.B. 12/66                                             Advisors L.P. and First
1001 Warrenville Road                                    Trust Portfolios L.P.
Suite 300                                                (March 2004 to
Lisle, IL 60532                                          present); Associate,
                                                         Chapman and Cutler
                                                         LLP (1995-2004)

Roger F. Testin                   o Indefinite term      Senior Vice President,                  N/A                    N/A
Vice President                    o 2 years served       First Trust Advisors L.P.
D.O.B. 06/66                                             and First Trust
1001 Warrenville Road                                    Portfolios L.P. (August
Suite 300                                                2001 to present);
Lisle, IL 60532                                          Analyst, Dolan Capital
                                                         Management (1998-
                                                         2001)

_______________________

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
+ Effective June 12, 2006, the Board of Trustees of the Fund unanimously appointed Robert F. Keith to the Board of Trustees and as a member to the Fund's Audit Committee, Valuation Committee, and Nominating and Governance Committee.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,475 for the fiscal year ending May 31, 2005 and $46,000 for the fiscal year ending May 31, 2006.

     (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $8,000 for the fiscal year ending May 31, 2005 and $16,675 for the fiscal year ending May 31, 2006. These fees were for agreed upon procedures relating to coverage requirements.

         AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $20,000 for the fiscal year ending May 31, 2005 and $6,500 for the fiscal year ending May 31, 2006. These fees were for agreed upon procedures relating to coverage requirements.

     (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 for the fiscal year ending May 31, 2005 and $4,725 for the fiscal year ending May 31, 2006. These fees were for tax return preparation.

         TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for the fiscal year ending May 31, 2005 and $6,175 for the fiscal year ending May 31, 2006. These fees were for tax return preparation.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years ending May 31, 2005 and May 31, 2006 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $14,767, respectively. These fees were for services related to compliance program evaluation.

         ALL OTHER FEES (INVESTMENT ADVISER) The aggregate fees billed in each of the last two fiscal years ending May 31, 2005 and May 31, 2006 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through
         (c) of this Item were $35,450 and $77,927, respectively. These fees were for services related to compliance program evaluation.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy adopted December 12, 2005, the Audit Committee (the
"COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0%

                           (c) 0%

                           (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ending May 31, 2005 and May 31, 2006 were $12,500 and $36,167, respectively for the Registrant and $61,450 and $90,602, respectively for the Registrant's investment adviser.

     (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. For the fiscal period ending May 31, 2006, the members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

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                                    ISS 2006 US PROXY VOTING GUIDELINES
                                                                SUMMARY

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                                                          [LOGO] ISS
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Copyright (C) 2005 by Institutional Shareholder Services.

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                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS ........................................................  6
      Adjourn Meeting .......................................................  6
      Amend Quorum Requirements .............................................  6
      Amend Minor Bylaws ....................................................  6
      Change Company Name ...................................................  6
      Change Date, Time, or Location of Annual Meeting ......................  6
      Ratifying Auditors ....................................................  6
      Transact Other Business ...............................................  6

2. BOARD OF DIRECTORS: ......................................................  7
      Voting on Director Nominees in Uncontested Elections ..................  7
      2006 Classification of Directors ......................................  9
      Age Limits ............................................................ 10
      Board Size ............................................................ 10
      Classification/Declassification of the Board .......................... 10
      Cumulative Voting ..................................................... 10
      Director and Officer Indemnification and Liability Protection ......... 11
      Establish/Amend Nominee Qualifications ................................ 11
      Filling Vacancies/Removal of Directors ................................ 11
      Independent Chair (Separate Chair/CEO) ................................ 11
      Majority of Independent Directors/Establishment of Committees ......... 12
      Majority Vote Shareholder Proposals ................................... 12
      Office of the Board ................................................... 13
      Open Access ........................................................... 13
      Stock Ownership Requirements .......................................... 13
      Term Limits ........................................................... 13

3. PROXY CONTESTS ........................................................... 14
      Voting for Director Nominees in Contested Elections ................... 14
      Reimbursing Proxy Solicitation Expenses ............................... 14
      Confidential Voting ................................................... 14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .......................... 15
      Advance Notice Requirements for Shareholder Proposals/Nominations ..... 15
      Amend Bylaws without Shareholder Consent .............................. 15
      Poison Pills .......................................................... 15
      Shareholder Ability to Act by Written Consent ......................... 15
      Shareholder Ability to Call Special Meetings .......................... 15
      Supermajority Vote Requirements ....................................... 15

5. MERGERS AND CORPORATE RESTRUCTURINGS ..................................... 16
      Overall Approach ...................................................... 16

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      Appraisal Rights ...................................................... 16
      Asset Purchases ....................................................... 16
      Asset Sales ........................................................... 17
      Bundled Proposals ..................................................... 17
      Conversion of Securities .............................................. 17
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse Leveraged Buyouts/Wrap Plans ............................ 17
      Formation of Holding Company .......................................... 17
      Going Private Transactions (LBOs, Minority Squeezeouts, and
      Going Dark) ..........................................................  18
      Joint Ventures .......................................................  18
      Liquidations .........................................................  18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
      or Acquisition .......................................................  18
      Private Placements/Warrants/Convertible Debentures ...................  18
      Spinoffs .............................................................  19
      Value Maximization Proposals .........................................  19

6. STATE OF INCORPORATION ..................................................  20
      Control Share Acquisition Provisions .................................  20
      Control Share Cash-out Provisions ....................................  20
      Disgorgement Provisions ..............................................  20
      Fair Price Provisions ................................................  20
      Freeze-out Provisions ................................................  20
      Greenmail ............................................................  20
      Reincorporation Proposals ............................................  21
      Stakeholder Provisions ...............................................  21
      State Antitakeover Statutes ..........................................  21

7. CAPITAL STRUCTURE .......................................................  22
      Adjustments to Par Value of Common Stock .............................  22
      Common Stock Authorization ...........................................  22
      Dual-Class Stock .....................................................  22
      Issue Stock for Use with Rights Plan .................................  22
      Preemptive Rights ....................................................  22
      Preferred Stock ......................................................  22
      Recapitalization .....................................................  23
      Reverse Stock Splits .................................................  23
      Share Repurchase Programs ............................................  23
      Stock Distributions: Splits and Dividends ............................  23
      Tracking Stock .......................................................  23

8. EXECUTIVE AND DIRECTOR COMPENSATION ...................................... 24
   Equity Compensation Plans ................................................ 24
      Cost of Equity Plans .................................................. 24
      Repricing Provisions .................................................. 24
      Pay-for Performance Disconnect ........................................ 24
      Three-Year Burn Rate/Burn Rate Commitment ............................. 26
      Poor Pay Practices .................................................... 27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations:..... 28
      Dividend Equivalent Rights ............................................ 28
      Liberal Share Recycling Provisions .................................... 28
      Transferable Stock Option Awards ...................................... 28
   Other Compensation Proposals and Policies ................................ 28
      401(k) Employee Benefit Plans ......................................... 28

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      Director Compensation ................................................. 28
      Director Retirement Plans ............................................. 29
      Disclosure of CEO Compensation-Tally Sheet ............................ 29
      Employee Stock Ownership Plans (ESOPs) ................................ 30
      Employee Stock Purchase Plans-- Qualified Plans ....................... 30
      Employee Stock Purchase Plans-- Non-Qualified Plans ................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ... 31
      Compensation Proposals) ............................................... 31
      Option Exchange Programs/Repricing Options ............................ 31
      Stock Plans in Lieu of Cash ........................................... 32
      Transfer Programs of Stock Options .................................... 32
   Shareholder Proposals on Compensation .................................... 32
      Disclosure/Setting Levels or Types of Compensation for Executives
      and Directors ......................................................... 32
      Option Expensing ...................................................... 33
      Option Repricing ...................................................... 33
      Pension Plan Income Accounting ........................................ 33
      Performance-Based Awards .............................................. 33
      Severance Agreements for Executives/Golden Parachutes ................. 33
      Supplemental Executive Retirement Plans (SERPs) ....................... 33

9. CORPORATE RESPONSIBILITY ................................................. 34
   Consumer Issues and Public Safety ........................................ 34
      Animal Rights ......................................................... 34
      Drug Pricing .......................................................... 34
      Drug Reimportation .................................................... 34
      Genetically Modified Foods ............................................ 34
      Handguns .............................................................. 35
      HIV/AIDS .............................................................. 35
      Predatory Lending ..................................................... 35
      Tobacco ............................................................... 36
      Toxic Chemicals ....................................................... 36
   Environment and Energy ................................................... 37
      Arctic National Wildlife Refuge ....................................... 37
      CERES Principles ...................................................... 37
      Concentrated Area Feeding Operations (CAFOs) .......................... 37
      Environmental-Economic Risk Report .................................... 37
      Environmental Reports ................................................. 37
      Global Warming ........................................................ 37
      Kyoto Protocol Compliance ............................................. 38
      Land Use .............................................................. 38
      Nuclear Safety ........................................................ 38
      Operations in Protected Areas ......................................... 38
      Recycling ............................................................. 38
      Renewable Energy ...................................................... 38
      Sustainability Report ................................................. 39
   General Corporate Issues ................................................. 39
      Charitable/Political Contributions .................................... 39
      Link Executive Compensation to Social Performance ..................... 39
      Outsourcing/Offshoring ................................................ 40
   Labor Standards and Human Rights ......................................... 40
      China Principles ...................................................... 40
      Country-specific Human Rights Reports ................................. 40
      International Codes of Conduct/Vendor Standards ....................... 40
      MacBride Principles ................................................... 41

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   Military Business .......................................................  41
      Foreign Military Sales/Offsets .......................................  41
      Landmines and Cluster Bombs ..........................................  41
      Nuclear Weapons ......................................................  41
      Operations in Nations Sponsoring Terrorism (e.g., Iran) ..............  42
      Spaced-Based Weaponization ...........................................  42
   Workplace Diversity .....................................................  42
      Board Diversity  .....................................................  42
      Equal Employment Opportunity (EEO) ...................................  42
      Glass Ceiling ........................................................  42
      Sexual Orientation ...................................................  43

10. MUTUAL FUND PROXIES ....................................................  44
      Election of Directors ................................................  44
      Converting Closed-end Fund to Open-end Fund ..........................  44
      Proxy Contests .......................................................  44
      Investment Advisory Agreements .......................................  44
      Approving New Classes or Series of Shares ............................  44
      Preferred Stock Proposals ............................................  44
      1940 Act Policies ....................................................  44
      Changing a Fundamental Restriction to a Nonfundamental Restriction ...  45
      Change Fundamental Investment Objective to Nonfundamental ............  45
      Name Change Proposals ................................................  45
      Change in Fund's Subclassification ...................................  45
      Disposition of Assets/Termination/Liquidation ........................  45
      Changes to the Charter Document ......................................  45
      Changing the Domicile of a Fund ......................................  46
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval .................................................  46
      Distribution Agreements ..............................................  46
      Master-Feeder Structure ..............................................  46
      Mergers ..............................................................  46
Shareholder Proposals for Mutual Funds .....................................  46
      Establish Director Ownership Requirement .............................  46
      Reimburse Shareholder for Expenses Incurred ..........................  46
      Terminate the Investment Advisor .....................................  46

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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent,

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      o     Composition of the board and key board committees;

      o     Attendance at board and committee meetings;

      o     Corporate governance provisions and takeover activity;

      o     Disclosures under Section 404 of Sarbanes-Oxley Act;

      o     Long-term company performance relative to a market and peer index;

      o     Extent of the director's investment in the company;

      o     Existence of related party transactions;

      o     Whether the chairman is also serving as CEO;

      o     Whether a retired CEO sits on the board;

      o     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      o     Sit on more than six public company boards;

      o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

      o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

      o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      o     The full board is less than majority independent.

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WITHHOLD from the members of the Audit Committee if:

      o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

      o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

      o The company fails to submit one-time transfers of stock options to a shareholder vote;

      o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      o The company has poor compensation practices, which include, but are not limited to:

            - Egregious employment contracts including excessive severance provisions;

            -     Excessive perks that dominate compensation;

            -     Huge bonus payouts without justifiable performance linkage;

            - Performance metrics that are changed during the performance period;

            - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

            -     New CEO with overly generous new hire package;

            -     Internal pay disparity;

            - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2006 CLASSIFICATION OF DIRECTORS

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INSIDE DIRECTOR (I)

      o     Employee of the company or one of its affiliates; 1

      o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

      o     Listed as a Section 16 officer; 2

      o     Current interim CEO;

      o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

      o     Board attestation that an outside director is not independent;

      o     Former CEO of the company;

      o     Former CEO of an acquired company within the past five years;

      o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; 3

      o Former executive of the company, an affiliate or an acquired firm within the past five years;

      o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

      o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

      o     Relative 4 of a current employee of company or its affiliates;

      o Relative 4 of former executive, including CEO, of company or its affiliate within the last five years;

      o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

      o Employed by (or a relative is employed by) a significant customer or supplier; 5

      o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; 5

      o Any material financial tie or other related party transactional relationship to the company;

      o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

      o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; 6

      o     Founder 7 of the company but not currently an employee;

      o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments 5 from the company or its affiliates. 1

INDEPENDENT OUTSIDE DIRECTOR (IO)

      o     No material 8 connection to the company other than a board seat.

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FOOTNOTES:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
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4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
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AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

      o     the presence of a majority threshold voting standard;

      o a proxy access provision in the company's bylaws or governance documents; or

      o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

      o     Annually elected board;

      o     Two-thirds of the board composed of independent directors;

      o     Nominating committee composed solely of independent directors;

      o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

      o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

      o     Absence of superior voting rights for one or more classes of stock;

      o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

      o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

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      o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

      o     If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

            - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

            - Serves as liaison between the chairman and the independent directors,

            -     Approves information sent to the board,

            -     Approves meeting agendas for the board,

            - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

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            - Has the authority to call meetings of the independent directors,

            - If requested by major shareholders, ensures that he is available for consultation and direct communication;

      o     Two-thirds independent board;

      o     All-independent key committees;

      o     Established governance guidelines;

      o     The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

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OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

      o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

      o Effectively disclosed information with respect to this structure to its shareholders;

      o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

      o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      o     Shareholders have approved the adoption of the plan; or

      o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS
   OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      o     Purchase price;

      o     Fairness opinion;

      o     Financial and strategic benefits;

      o     How the deal was negotiated;

      o     Conflicts of interest;

      o     Other alternatives for the business;

      o     Non-completion risk.

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ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

      o     Impact on the balance sheet/working capital;

      o     Potential elimination of diseconomies;

      o     Anticipated financial and operating benefits;

      o     Anticipated use of funds;

      o     Value received for the asset;

      o     Fairness opinion;

      o     How the deal was negotiated;

      o     Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

      o     Dilution to existing shareholders' position;

      o     Terms of the offer;

      o     Financial issues;

      o     Management's efforts to pursue other alternatives;

      o     Control issues;

      o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

      o     The reasons for the change;

      o     Any financial or tax benefits;

      o     Regulatory benefits;

      o     Increases in capital structure;

      o     Changes to the articles of incorporation or bylaws of the company.

      Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

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      o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

      o     Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

      o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

      o     Cash-out value;

      o Whether the interests of continuing and cashed-out shareholders are balanced; and

      o     The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      o     Percentage of assets/business contributed;

      o     Percentage ownership;

      o     Financial and strategic benefits;

      o     Governance structure;

      o     Conflicts of interest;

      o     Other alternatives;

      o     Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

      o     Management's efforts to pursue other alternatives;

      o     Appraisal value of assets; and

      o     The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

      o     Dilution to existing shareholders' position;

      o     Terms of the offer;

      o     Financial issues;

      o     Management's efforts to pursue other alternatives;

      o     Control issues;

      o     Conflicts of interest.

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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

      o     Tax and regulatory advantages;

      o     Planned use of the sale proceeds;

      o     Valuation of spinoff;

      o     Fairness opinion;

      o     Benefits to the parent company;

      o     Conflicts of interest;

      o     Managerial incentives;

      o     Corporate governance changes;

      o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

      o     Prolonged poor performance with no turnaround in sight;

      o     Signs of entrenched board and management;

      o     Strategic plan in place for improving value;

      o     Likelihood of receiving reasonable value in a sale or dissolution;
            and

      o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives

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payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

      o     Rationale;

      o Good performance with respect to peers and index on a five-year total shareholder return basis;

      o     Absence of non-shareholder approved poison pill;

      o     Reasonable equity compensation burn rate;

      o     No non-shareholder approved pay plans; and

      o     Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

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Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

      o     More simplified capital structure;

      o     Enhanced liquidity;

      o     Fairness of conversion terms;

      o     Impact on voting power and dividends;

      o     Reasons for the reclassification;

      o     Conflicts of interest; and

      o     Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

      o     Adverse governance changes;

      o     Excessive increases in authorized capital stock;

      o     Unfair method of distribution;

      o     Diminution of voting rights;

      o     Adverse conversion features;

      o     Negative impact on stock option plans; and

      o     Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o The plan expressly permits the repricing of stock options without prior shareholder approval;

      o     There is a disconnect between CEO pay and the company's performance;

      o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

      o     The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

      o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

      o     the main source of the pay increase (over half) is equity-based, and

      o     the CEO is a participant of the equity proposal.

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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

      o The compensation committee has reviewed all components of the CEO's compensation, including the following:

                  -     Base salary, bonus, long-term incentives;

                  - Accumulative realized and unrealized stock option and restricted stock gains;

                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

      o A tally sheet with all the above components should be disclosed for the following termination scenarios:

                  -     Payment if termination occurs within 12 months: $_____;

                  - Payment if "not for cause" termination occurs within 12 months: $_____;

                  - Payment if "change of control" termination occurs within 12 months: $_____.

      o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

      o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle

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            rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options 1 or performance-accelerated grants. 2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

      o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

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1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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2006 PROXY SEASON BURN RATE TABLE

                                                        RUSSELL 3000                           NON-RUSSELL 3000
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                                                                   STANDARD                               STANDARD
   GICS                  DESCRIPTION                    MEAN       DEVIATION   MEAN+STDEV      MEAN       DEVIATION   MEAN+STDEV
--------------------------------------------------------------------------------------------------------------------------------
   1010       Energy                                    1.53%        0.96%        2.50%        2.03%        2.53%        4.56%
--------------------------------------------------------------------------------------------------------------------------------
   1510       Materials                                 1.37%        0.74%        2.11%        2.15%        2.01%        4.16%
--------------------------------------------------------------------------------------------------------------------------------
   2010       Capital Goods                             1.84%        1.09%        2.93%        2.74%        2.63%        5.37%
--------------------------------------------------------------------------------------------------------------------------------
   2020       Commercial Services & Supplies            2.73%        1.60%        4.33%        3.43%        4.18%        7.61%
--------------------------------------------------------------------------------------------------------------------------------
   2030       Transportation                            1.76%        1.71%        3.47%        2.18%        2.12%        4.30%
--------------------------------------------------------------------------------------------------------------------------------
   2510       Automobiles & Components                  1.97%        1.27%        3.24%        2.23%        2.29%        4.51%
--------------------------------------------------------------------------------------------------------------------------------
   2520       Consumer Durables & Apparel               2.04%        1.22%        3.26%        2.86%        2.48%        5.35%
--------------------------------------------------------------------------------------------------------------------------------
   2530       Hotels Restaurants & Leisure              2.22%        1.09%        3.31%        2.71%        2.46%        5.17%
--------------------------------------------------------------------------------------------------------------------------------
   2540       Media                                     2.14%        1.24%        3.38%        3.26%        2.52%        5.77%
--------------------------------------------------------------------------------------------------------------------------------
   2550       Retailing                                 2.54%        1.59%        4.12%        4.01%        4.03%        8.03%
--------------------------------------------------------------------------------------------------------------------------------
3010, 3020,
   3030       Food & Staples Retailing                  1.82%        1.31%        3.13%        2.20%        2.79%        4.99%
--------------------------------------------------------------------------------------------------------------------------------
   3510       Health Care Equipment & Services          3.20%        1.71%        4.91%        4.33%        3.20%        7.53%
--------------------------------------------------------------------------------------------------------------------------------
   3520       Pharmaceuticals & Biotechnology           3.70%        1.87%        5.57%        5.41%        4.74%       10.15%
--------------------------------------------------------------------------------------------------------------------------------
   4010       Banks                                     1.46%        1.00%        2.46%        1.38%        1.42%        2.79%
--------------------------------------------------------------------------------------------------------------------------------
   4020       Diversified Financials                    3.00%        2.28%        5.28%        4.46%        4.01%        8.47%
--------------------------------------------------------------------------------------------------------------------------------
   4030       Insurance                                 1.52%        1.04%        2.56%        2.25%        2.85%        5.10%
--------------------------------------------------------------------------------------------------------------------------------
   4040       Real Estate                               1.30%        1.01%        2.31%        1.12%        1.67%        2.79%
--------------------------------------------------------------------------------------------------------------------------------
   4510       Software & Services                       5.02%        2.98%        8.00%        6.92%        6.05%       12.97%
--------------------------------------------------------------------------------------------------------------------------------
   4520       Technology Hardware & Equipment           3.64%        2.48%        6.11%        4.73%        4.02%        8.75%
--------------------------------------------------------------------------------------------------------------------------------
   4530       Semiconductors & Semiconductor Equip.     4.81%        2.86%        7.67%        5.01%        3.06%        8.07%
--------------------------------------------------------------------------------------------------------------------------------
   5010       Telecommunication Services                2.31%        1.61%        3.92%        3.70%        3.41%        7.11%
--------------------------------------------------------------------------------------------------------------------------------
   5510       Utilities                                 0.94%        0.62%        1.56%        2.11%        4.13%        6.24%
--------------------------------------------------------------------------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

-----------------------------------------------------------------------------------------------------
CHARACTERISTICS                  ANNUAL STOCK PRICE         PREMIUM
                                 VOLATILITY
-----------------------------------------------------------------------------------------------------
High annual volatility           53% and higher             1 full-value award for 1.5 option shares
-----------------------------------------------------------------------------------------------------
Moderate annual volatility       25% - 52%                  1 full-value award for 2.0 option shares
-----------------------------------------------------------------------------------------------------
Low annual volatility            Less than 25%              1 full-value award for 4.0 option shares
-----------------------------------------------------------------------------------------------------

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

      o Egregious employment contracts including excessive severance provisions;

      o     Excessive perks that dominate compensation;

      o     Huge bonus payouts without justifiable performance linkage;

      o     Performance metrics that are changed during the performance period;

      o     Egregious SERP (Supplemental Executive Retirement Plans) payouts;

      o     New CEO with overly generous hiring package;

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      o     Internal pay disparity;

      o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

      o     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      o     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      o No retirement/benefits and perquisites provided to non-employee directors; and

      o Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

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       COMPONENT                     AMOUNT EARNED/GRANTED                       DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Base Salary                          Current figure                       Explanation of any increase in
                                                                          base salary
-----------------------------------------------------------------------------------------------------------
Annual Incentive                     Target:                              Explanation of specific
                                     Actual earned:                       performance measures and
                                                                          actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
-----------------------------------------------------------------------------------------------------------
Stock Options                        Number granted:                      Rationale for determining the
                                     Exercise price:                      number of stock options
                                     Vesting:                             issued to CEO.
                                     Grant value:
                                                                          Accumulated dividend
                                                                          equivalents (if any).
-----------------------------------------------------------------------------------------------------------
Restricted Stock                     Number granted:                      Performance based or time
                                     Vesting:                             based.
                                     Grant value:
                                                                          Rationale for determining the
                                                                          number of restricted stock
                                                                          issued to CEO.
                                                                          Accumulated dividends on
                                                                          vested and unvested portion.
-----------------------------------------------------------------------------------------------------------
Performance Shares                   Minimum:                             Explanation of specific
                                     Target:                              performance measures and
                                     Maximum:                             actual deliverables.
                                     Actual earned:
                                     Grant value:                         Any dividends on unearned
                                                                          performance shares.
-----------------------------------------------------------------------------------------------------------

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             COMPONENT                     AMOUNT EARNED/GRANTED                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Deferred compensation                Executive portion:                   Provide structure and terms of
                                     Company match (if any):              program.

                                     Accumulated executive                Explanation of interest,
                                     portion:                             formulas, minimum
                                     Accumulated company match            guarantees or multipliers on
                                     (if any):                            deferred compensation.
                                                                          Any holding periods on the
                                                                          company match portion.
                                                                          Funding mechanism
-----------------------------------------------------------------------------------------------------------
Supplemental retirement              Actual projected payment             Provide structure and terms of
benefit                              obligations                          program.

                                                                          Explanation of formula,
                                                                          additional credits for years not
                                                                          worked, multipliers or interest
                                                                          on SERPs.

                                                                          Funding mechanism.
-----------------------------------------------------------------------------------------------------------
Executive perquisites                Breakdown of the market              The types of perquisites
                                     value of various perquisites         provided. Examples: company
                                                                          aircraft, company cars, etc.
-----------------------------------------------------------------------------------------------------------
Gross-ups (if any)                   Breakdown of gross-ups for
                                     any pay component
-----------------------------------------------------------------------------------------------------------
Severance associated with            Estimated payout amounts for         Single trigger or double
change-in-control                    cash, equity and benefits            trigger.
-----------------------------------------------------------------------------------------------------------
Severance (Termination               Estimated payout amounts for
scenario under "for cause" and       cash, equity and benefits
"not for cause")                     under different scenarios
-----------------------------------------------------------------------------------------------------------
Post retirement package              Estimated value of consulting
                                     agreement and continuation of
                                     benefits
-----------------------------------------------------------------------------------------------------------
ESTIMATED TOTAL PACKAGE              $
-----------------------------------------------------------------------------------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value;

      o     Offering period is 27 months or less; and

      o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      o     Purchase price is less than 85 percent of fair market value; or

      o     Offering period is greater than 27 months; or

      o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

      o     Historic trading patterns;

      o     Rationale for the repricing;

      o     Value-for-value exchange;

      o     Treatment of surrendered options;

      o     Option vesting;

      o     Term of the option;

      o     Exercise price;

      o     Participation.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

      o Executive officers and non-employee directors are excluded from participating;

      o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

      o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

      o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

      o     The triggering mechanism should be beyond the control of management;

      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      o The company is conducting animal testing programs that are unnecessary or not required by regulation;

      o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      o The company has already published a set of animal welfare standards and monitors compliance;

      o The company's standards are comparable to or better than those of peer firms; and

      o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      o     The existing level of disclosure on pricing policies;

      o     Deviation from established industry pricing norms;

      o The company's existing initiatives to provide its products to needy consumers;

      o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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      o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

      o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

      o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

      o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

      o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

      o The company's existing healthcare policies, including benefits and healthcare access for local workers;

      o     Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

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      o Whether the company has adequately disclosed the financial risks of its subprime business;

      o Whether the company has been subject to violations of lending laws or serious lending controversies;

      o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      o Whether the company complies with all local ordinances and regulations;

      o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

      o     The risk of any health-related liabilities.

Advertising to youth:

      o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

      o Whether the company has gone as far as peers in restricting advertising;

      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

      o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      o     The percentage of the company's business affected;

      o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      o     The percentage of the company's business affected;

      o     The feasibility of a spin-off;

      o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

      o     Current regulations in the markets in which the company operates;

      o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

      o     The current level of disclosure on this topic.

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Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      o New legislation is adopted allowing development and drilling in the ANWR region;

      o     The company intends to pursue operations in the ANWR; and

      o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

      o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

      o Environmentally conscious practices of peer companies, including endorsement of CERES;

      o     Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      o     The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

      o The feasibility of financially quantifying environmental risk factors;

      o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

      o     The costs associated with implementing improved standards;

      o The potential costs associated with remediation resulting from poor environmental performance; and

      o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards

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and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      o     The company does not maintain operations in Kyoto signatory markets;

      o The company already evaluates and substantially discloses such information; or,

      o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

      o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

      o     The company is non-compliant with Nuclear Regulatory Commission
            (NRC) requirements; or

      o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

      o The company does not currently have operations or plans to develop operations in these protected regions; or,

      o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      o     The nature of the company's business and the percentage affected;

      o     The extent that peer companies are recycling;

      o     The timetable prescribed by the proposal;

      o     The costs and methods of implementation;

      o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

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Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o The company is in compliance with laws governing corporate political activities; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

      o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

      o     The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

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      o     The relevance of the issue to be linked to pay;

      o The degree that social performance is already included in the company's pay structure and disclosed;

      o The degree that social performance is used by peer companies in setting pay;

      o Violations or complaints filed against the company relating to the particular social performance measure;

      o Artificial limits sought by the proposal, such as freezing or capping executive pay

      o     Independence of the compensation committee;

      o     Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets;

      o     The utility of such a report to shareholders;

      o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      o There are serious controversies surrounding the company's China operations; and

      o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      o     The nature and amount of company business in that country;

      o     The company's workplace code of conduct;

      o     Proprietary and confidential information involved;

      o Company compliance with U.S. regulations on investing in the country;

      o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

      o Agreements with foreign suppliers to meet certain workplace standards;

      o     Whether company and vendor facilities are monitored and how;

      o     Company participation in fair labor organizations;

      o     Type of business;

      o     Proportion of business conducted overseas;

      o     Countries of operation with known human rights abuses;

      o Whether the company has been recently involved in significant labor and human rights controversies or violations;

      o     Peer company standards and practices;

      o     Union presence in company's international factories.

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      o The company does not operate in countries with significant human rights violations;

      o     The company has no recent human rights controversies or violations;
            or

      o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      o Company compliance with or violations of the Fair Employment Act of 1989;

      o Company antidiscrimination policies that already exceed the legal requirements;

      o     The cost and feasibility of adopting all nine principles;

      o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

      o     The potential for charges of reverse discrimination;

      o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

      o     The level of the company's investment in Northern Ireland;

      o     The number of company employees in Northern Ireland;

      o     The degree that industry peers have adopted the MacBride Principles;

      o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      o Whether the company has in the past manufactured landmine components;

      o     Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      o     What weapons classifications the proponent views as cluster bombs;

      o Whether the company currently or in the past has manufactured cluster bombs or their components;

      o     The percentage of revenue derived from cluster bomb manufacture;

      o     Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

      o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

      o     Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      o     The information is already publicly available; or

      o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      o The board composition is reasonably inclusive in relation to companies of similar size and business; or

      o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      o     The degree of board diversity;

      o     Comparison with peer companies;

      o     Established process for improving board diversity;

      o     Existence of independent nominating committee;

      o     Use of outside search firm;

      o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      o     The company has well-documented equal opportunity programs;

      o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

      o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      o The composition of senior management and the board is fairly inclusive;

      o The company has well-documented programs addressing diversity initiatives and leadership development;

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      o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

      o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      o     Past performance as a closed-end fund;

      o     Market in which the fund invests;

      o     Measures taken by the board to address the discount; and

      o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

      o     Past performance relative to its peers;

      o     Market in which fund invests;

      o     Measures taken by the board to address the issues;

      o Past shareholder activism, board activity, and votes on related proposals;

      o     Strategy of the incumbents versus the dissidents;

      o     Independence of directors;

      o     Experience and skills of director candidates;

      o     Governance profile of the company;

      o     Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

      o     Proposed and current fee schedules;

      o     Fund category/investment objective;

      o     Performance benchmarks;

      o     Share price performance as compared with peers;

      o     Resulting fees relative to peers;

      o     Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

      o     Stated specific financing purpose;

      o     Possible dilution for common shares;

      o     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

      o     Potential competitiveness;

      o     Regulatory developments;

      o     Current and potential returns; and

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      o     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

      o     The fund's target investments;

      o     The reasons given by the fund for the change; and

      o     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

      o     Political/economic changes in the target market;

      o     Consolidation in the target market; and

      o     Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

      o     Potential competitiveness;

      o     Current and potential returns;

      o     Risk of concentration;

      o     Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

      o     Strategies employed to salvage the company;

      o     The fund's past performance;

      o     The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

      o     The degree of change implied by the proposal;

      o     The efficiencies that could result;

      o     The state of incorporation;

      o     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

      o Removal of shareholder approval requirement for amendments to the new declaration of trust;

      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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      o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

      o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

      o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

      o     Regulations of both states;

      o     Required fundamental policies of both states;

      o     The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

      o     Fees charged to comparably sized funds with similar objectives;

      o     The proposed distributor's reputation and past performance;

      o     The competitiveness of the fund in the industry;

      o     The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

      o     Resulting fee structure;

      o     Performance of both funds;

      o     Continuity of management personnel;

      o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      o     Performance of the fund's Net Asset Value (NAV);

      o     The fund's history of shareholder relations;

      o     The performance of other funds under the advisor's management.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         Four Corners manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes and other debt instruments and may manage portfolios of high yield bonds. Michael P. McAdams, Chief Executive Officer and Robert I. Bernstein, Chief Investment Officer, are co-portfolio managers. Mr. McAdams' involvement in the investment process primarily relates to oversight and strategic direction, while Mr. Bernstein has primary responsibility for the day-to-day investment decisions. Both Mr. Bernstein and Mr. McAdams share investment decision-making authority. The co-portfolio managers are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer. Robert I. Bernstein has been a Managing Director and Chief Investment Officer of Four Corners since 11/2001 through the present. Michael P. McAdams has been the Managing Director, President and Chief Executive Officer of Four Corners since 9/2001 through the present. Mr. McAdams was a President and Managing Director of ING Capital Advisors, LLC from 11/95-9/2001.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST


------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                         Total Assets
                                                                                                    # of Accounts         that
                                                                        # of       Total ASSETS     Managed that      Advisory Fee
 Name of Portfolio Manager                                            ACCOUNTS                   Advisory Fee Based     Based on
       OR TEAM MEMBER                   TYPE OF ACCOUNTS               MANAGED     ($ MILLIONS)    on PERFORMANCE      PERFORMANCE
       --------------                   ----------------               -------     ------------    --------------      -----------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1.  ROBERT I. BERNSTEIN       Registered Investment Companies*:           3          $ 331.8              0                $0
    -------------------                                                   -                               -                 -

------------------------------------------------------------------------------------------------------------------------------------
                              Other Pooled Investment Vehicles:           5          $ 886.1              4             $ 880.9 M

------------------------------------------------------------------------------------------------------------------------------------
                              Other Accounts:                             4         $ 1,530.3             1             $ 714.9 M
                                                                          -                               -

------------------------------------------------------------------------------------------------------------------------------------
2.  MICHAEL P. MCADAMS        Registered Investment Companies*:           3          $ 331.8              0                $0
   -------------------                                                    -                               -                 -

------------------------------------------------------------------------------------------------------------------------------------
                              Other Pooled Investment Vehicles:           5          $ 886.1              4             $ 880.9 M
                                                                          -                               -

------------------------------------------------------------------------------------------------------------------------------------
                              Other Accounts:                             4         $ 1,530.3             1             $ 714.9 M
                                                                          -                               -

------------------------------------------------------------------------------------------------------------------------------------

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         * Information Provided as of May 31, 2006.

POTENTIAL CONFLICTS OF INTERESTS

         In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible.
Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

         The portfolio managers' compensation is determined by the profitability of Four Corners Capital Management as a firm without regard to the performance of any one particular fund. The portfolio managers have limited incentive to take undue risks when performance is lagging because of the indirect connection between better fund performance and personal compensation. Compensation is typically comprised of a base salary and bonus.


(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

--------------------------------------------------------------------------------
  Name of Portfolio Manager or      Dollar ($) Range of Fund Shares Beneficially
             TEAM MEMBER                             OWNED
--------------------------------------------------------------------------------

   Michael P. McAdams                                        $0
--------------------------------------------------------------------------------
   Robert I. Bernstein                                       $0
--------------------------------------------------------------------------------
  Information Provided as of May 31, 2006.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item. A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant  to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)      FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              JULY 27, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              JULY 27, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              JULY 27, 2006
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.